UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BYRNA TECHNOLOGIES INC.

(Name of Registrant as specified in its Charter)

(Name of Person(s) Filing Proxy Statement), if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

-i-

2022

Notice of Annual Stockholder Meeting and Proxy Statement

-ii-

BYRNA TECHNOLOGIES INC.

100 Burtt Road, Suite 115

Andover, MA 01810

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Byrna Technologies Inc., a Delaware corporation (the “Company” or “Byrna”), to be held at 9:00 a.m., Eastern Standard Time, on Friday, June 17, 2022 at the offices of Burns & Levinson LLP, 125 High Street, Boston, Massachusetts 02110. At the meeting, we will be voting on the matters described in the accompanying Proxy Statement.

Items of Business

1.

To elect five (5) directors named in the company’s proxy statement to serve until the next Annual Meeting of Stockholders or until their respective successors are qualified and elected (the “Election of Directors Proposal”);

2.	To ratify the appointment of EisnerAmper LLP as Byrna’s independent registered public accountants for the fiscal year ending November 30, 2022 (the “Auditor Ratification Proposal”);

3.

To approve an amendment to our Certificate of Incorporation to reduce the shares of common stock authorized from 300,000,000 shares to 50,000,000 shares (the “Reduction in Authorized Shares Proposal”), the form of which amendment is attached as Annex A to this proxy statement

4.	To approve the Byrna Technologies Inc. Amended and Restated 2020 Equity Incentive Plan (the “Plan Proposal”), the form of which is attached as Annex B to this proxy statement;

5.	To approve, by non-binding vote, the Company’s executive compensation (“say on pay”);

6.	To approve, by non-binding vote, the preferred frequency of stockholder advisory votes on executive compensation, (“say on frequency”); and

7.	To transact such other business as may properly come before the meeting.

Voting

Only stockholders of record as shown in the books of our transfer agent at the close of business on April 21, 2022 are entitled to notice of, and to vote at, the Annual Meeting. At least ten days prior to the meeting, a complete list of stockholders entitled to vote will be available for inspection by any stockholder for any purpose germane to the meeting, during ordinary business hours, at the Company’s corporate headquarters, 100 Burtt Road, Suite 115, Andover, MA 01810.

On or about May 6, 2022, a Notice of Internet Availability of Proxy Materials and Notice of Annual Meeting of Stockholders (the “Notice”) is first being mailed to our stockholders of record as of the Record Date and our proxy materials are first being posted on the website referenced in the Notice (www.proxyvote.com). We are using the Internet as our primary means of furnishing the proxy materials to our stockholders because it expedites the delivery of proxy materials, keeps them easily accessible to stockholders, and provides stockholders with clear instructions for accessing materials and voting.

In addition, the Notice of Internet Availability of Proxy Materials contains instructions on how you may (i) receive a paper copy of the Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2021 and the amendment thereto on Form 10-K/A (collectively, the “Annual Report”), if you received only a Notice of Internet Availability of Proxy Materials this year, or (ii) elect to receive your Proxy Statement and Annual Report only over the Internet in the future, if you received them by mail this year.

Regardless of whether you expect to attend the meeting, please vote in advance of the meeting by using one of the methods described in the Company’s proxy statement (the “Proxy Statement”). As a stockholder of record, you may vote your shares (1) at the meeting, (2) by telephone, (3) through the Internet, or (4) by completing and mailing a proxy card if you receive your proxy materials by mail. Specific instructions for voting by telephone or through the Internet are included in the Notice and in the Proxy Statement. If you attend and vote at the meeting, your vote at the meeting will replace any earlier vote you cast.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on Friday, June 17, 2022: The Proxy Statement and the Annual Report are available at www.proxyvote.com. The Annual Report, however, is not part of the proxy solicitation material.

By Order of the Board of Directors

/s/ Lisa Wager

Chief Governance Officer and Corporate Secretary

100 Burtt Road, Suite 115

Andover MA 01810

May 6, 2022

Even though you may plan to attend the meeting, please vote by telephone, through the Internet, or, if you receive your proxy materials by mail, execute the enclosed proxy card and mail it promptly in the accompanying postage-free return envelope. Stockholders who received proxy materials in the mail are also welcome to vote by telephone or through the internet by following the instructions on the proxy card. Should you attend the meeting, you may revoke your proxy and vote at the meeting if you wish to change your vote.

2022 PROXY SUMMARY

BYRNA TECHNOLOGIES INC.

100 Burtt Road, Suite 115

Andover, MA 01810

2022 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Byrna Technologies Inc. (“Byrna”, the “Company,” “we,” “us,” or “our”) to be voted at our 2022 Annual Meeting of Stockholders (the “Annual Meeting”). On or about May 6, 2022, a Notice of Internet Availability of Proxy Materials and Notice of Annual Meeting of Stockholders (the “Notice”) is first being mailed to our stockholders of record as of April 21, 2022, the Record Date, and our notice of annual meeting, proxy materials, and 2021 Annual Report are first being posted on the website referenced in the Notice (www.proxyvote.com). All website addresses given in this document are for informational purposes only and are not intended to be an active link or to incorporate any website information into this document.

Stockholders as of the Record Date are invited to attend our annual meeting which will take place on Friday June 17, 2022, beginning at 9:00 a.m. Eastern Time at the offices of Burns & Levinson LLP, 125 High Street, Boston, Massachusetts 02110, and any adjournments or postponements thereof. You may obtain directions to the Annual Meeting at www.proxyvote.com.

Whether or not you are able to attend the annual meeting, you are urged to vote your proxy, either by mail (if you receive your proxy materials by mail), telephone or on the Internet. Specific instructions for voting by telephone or through the Internet are included in the Notice and in this Proxy Statement. If you attend and vote at the meeting, your vote at the meeting will replace any earlier vote you cast. Proxies also may be voted at any adjournment or postponement of the Annual Meeting.

2022 PROXY SUMMARY

BYRNA TECHNOLOGIES INC.

PROXY STATEMENT FOR THE

2022 ANNUAL MEETING OF STOCKHOLDERS

2022 PROXY SUMMARY

2022 PROXY SUMMARY

This summary highlights selected information contained in this Proxy Statement. Please review the entire Proxy Statement and our 2021 Annual Report before voting your shares.

ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	9:00 a.m., Eastern Time, Friday, June 17, 2022

Meeting Location:	Offices of Burns & Levinson LLP, 125 High Street, Boston, MA 02110

Record Date:	April 21, 2022

Voting:	Stockholders as of the Record Date are entitled to vote. Each share of common stock is entitled to vote for each director nominee and one vote for each of the other proposals to be voted on.

ANNUAL MEETING AGENDA

Proposal		Board Recommendation	More Information
1.	Election of the five directors named in this Proxy Statement	FOR EACH NOMINEE	Page 14
2.	Ratification of the appointment of EisnerAmper LLP as the Company's independent registered public accountants for the fiscal year ending November 30, 2022	FOR	Page 42
3.	Amendment of the Certificate of Incorporation to reduce the number of authorized shares of common stock the Company can issue from 300,000,000 to 50,000,000	FOR	Page 43
4.	Amendment and Restatement of the 2020 Equity Incentive Plan	FOR	Page 45
5.	Approval, by non-binding vote, of the Company's executive compensation ("Say on Pay")	FOR	Page 53
6.	Approval, by non-binding vote, of the preferred frequency of stockholder advisory votes on Say on Pay ("Say on Frequency")	FOR every 1 year	Page 54

2021 PERFORMANCE HIGHLIGHTS

•	Revenues grew 154% to $42.2 million in 2021 from $16.6 million in 2020 and less than $1 million in fiscal year 2019.
•	Gross profit increased by 204.9% to $22.9 million in 2021 from $7.5 million in fiscal year 2020.
•	Gross margin improved to 54.3% in 2021 from 45.3% in fiscal year 2020
•	Cash of $56.4 million at year end 2021 ($0.1 million of which was restricted) from $9.7 million in fiscal year 2020 ($6.5 million of which was restricted)

NOTABLE ACHIEVEMENTS TOWARDS LONG TERM GOALS

•	Stock began trading on the Nasdaq, providing stockholders with greater liquidity

•	Introduced the Byrna SD, a second-generation product in the Byrna personal safety device product line

•	Launched sales on Amazon

2022 PROXY SUMMARY

•	Completed strategic asset acquisitions to gain valuable IP, broaden our product line, and advance our long-term plans for the law enforcement market and our School Safety initiative

•	Addressed continued supply chain challenges by focusing on our long-term strategies:

o	Reduction of dependence on sole suppliers
o	In-house manufacture of projectiles
o	Development of an all-U.S. network of suppliers for the U.S. manufacture of our Byrna launchers
o	Building out our component and finished goods inventory

ELECTION OF DIRECTORS: BOARD NOMINEES

Name	Age	Director Since	Current Committee Memberships	Other Current Public Company Boards
Bryan Ganz	64	2016
Herbert Hughes Independent	62	2019	Audit (Chair) Compensation (Chair) Governance
Chris Lavern Reed Independent	53	2020	Audit Compensation Governance (Chair) Product Safety
Emily Rooney Independent	72	2021	Audit Product Safety (Chair)
Leonard Elmore Independent	70	2021	Governance Product Safety	1800Flowers.com

2022 PROXY SUMMARY

Board Composition Overview:

Board Composition Highlights:

●	Number of Independent Directors: 4 of 5 (80%)
●	Number of Gender or Ethnically Diverse Directors: 4 of 5 (80%)
●	Number of Women Chairing Standing Committees: 1 of 4 (25%)
●	100% of our Committee Chairs Are Independent and Gender or Ethnically Diverse
●	None of our Non-Employee Directors Serve as an Executive Officer of a Public Company
●	None of our Directors Serve on more than one other Public Company Board

Our Board has diverse and varied experiences, backgrounds and strengths. Our four independent directors, led by Herbert Hughes, who has the longest tenure with the Company of any of our directors, play a vital role in oversight of risk areas and strategic guidance. Assuming that he is reelected, the Board has elected Mr. Hughes to succeed Mr. Ganz as Chair effective upon conclusion of the Annual Meeting. We believe it is in the best interests of the Company and its stockholders that the roles of Chair and CEO be bifurcated now that we have an independent director with sufficient familiarity with the Company and depth of experience to assume the Chairmanship.

ADVISORY VOTE: INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

We are asking stockholders to vote FOR the ratification of the selection of EisnerAmper LLP as our independent registered public accountants for the fiscal year ending November 30, 2022.

AMENDMENT OF CERTIFICATE OF INCORPORATION TO REDUCE AUTHORIZED SHARES

We are proposing to amend our Certificate of Incorporation to decrease the number of shares of Common Stock that we are authorized to issue from 300,000,000 shares to 50,000,000 shares. As a Delaware corporation, we are required annually to make franchise tax payments to the State of Delaware in an amount determined, in part, by the total number of shares of capital stock we are authorized to issue under our Certificate of Incorporation. Accordingly, by reducing the number of authorized shares of our Common Stock, we will significantly reduce the amount of our annual franchise tax obligation, based on current Delaware law. Additionally, the reduction in the number of authorized shares would decrease the potential dilution to our stockholders that could result from future issuances of stock.

2022 PROXY SUMMARY

AMENDMENT AND RESTATEMENT OF THE 2020 EQUITY INCENTIVE PLAN

We are proposing to amend and restate our 2020 Equity Incentive Plan (the “2020 Plan”) to effect the following changes:

•	Addition of 1,300,000 shares to be authorized for issuance pursuant to awards under the 2020 Plan

•	Addition of a one-year minimum vesting requirement

•	Addition of a clawback provision upon a financial restatement and certain other circumstances

•	Prohibition of the payment of dividends on unvested restricted stock awards and restricted stock units

We are proposing to replenish the shares authorized for issuance under the 2020 Plan because we have largely depleted the existing share reserve under the 2020 Plan, and equity compensation is a vital component of our compensation philosophy, playing a pivotal role in our continued ability to attract, retain, and motivate key employees, our non-employee directors, and other service providers. The 2020 Plan does not include an “evergreen” feature that automatically adds authorized shares to the 2020 Plan each year. Increasing the shares authorized for issuance under the 2020 Plan enables us to continue to align our directors’ and employees’ interests with those of our stockholders. If this proposal is not approved, we believe we would be at a competitive disadvantage in recruiting, retaining, and motivating individuals who are critical to our success and could be forced to increase cash compensation, reducing resources better put to other business needs and strategic purposes.

ADVISORY VOTE: APPROVAL OF EXECUTIVE COMPENSATION: NAMED EXECUTIVE OFFICERS

Our named executive officers for our 2021 fiscal year were:

•	Bryan Ganz, Chief Executive Officer
•	David North, Chief Financial Officer
•	Lisa Wager, Chief Legal Officer and Corporate Secretary

We are asking our stockholders to approve on an advisory basis the Company’s executive compensation. Our Board recommends a FOR vote because we believe our compensation program aligns the interests of our named executive officers with those of our stockholders and achieves our compensation objective of rewarding management based upon individual and Company performance and the creation of stockholder value over the long term. Although stockholder votes on executive compensation are non-binding, the Board and the Compensation Committee consider the results when reviewing whether any changes should be made to our compensation program and policies.

ADVISORY VOTE: APPROVAL OF FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Act companies must give stockholders a non-binding vote on the frequency of say-on-pay votes (“Say on Frequency”) at least once every six years. The Board has recommended that stockholders conduct a say-on-pay vote every year.

ABOUT THE MEETING

ABOUT THE MEETING

Why did I receive this Proxy Statement?

Our Board is soliciting your proxy to vote on your behalf at the meeting because you were a stockholder of our Company as of April 21, 2022, the Record Date, and entitled to vote.

This Proxy Statement summarizes the information you need to know in order to cast your votes at the meeting.

What Is the Effect of Signing the Proxy Card?

The Proxy Card appoints Bryan Ganz, our Chief Executive Officer, or in his absence David North, our Chief Financial Officer, and Lisa Wager, our Chief Governance Officer and Corporate Secretary, or either of them, as your representative at the Annual Meeting. As your representatives, they will vote your shares of common stock at the Annual Meeting (or any adjournments or postponements) in accordance with your instructions on your proxy card. You may appoint a different person as proxy if you prefer but they will only be able to vote if they attend the meeting. If you want to appoint some other person to represent you at the Annual Meeting, you may do so either by inserting such person’s name in the blank space provided in the form of proxy or by providing another form of proxy.

What am I voting on?

You are voting on six items:

•	Election of directors named in this Proxy Statement (see page 14);
•	Ratification of the appointment of EisnerAmper LLP as our independent registered public accountants for 2022 (see page 42);
•	Amendment of the Certificate of Incorporation to reduce the number of authorized shares of common stock the Company can issue from 300,000,000 to 50,000,000 (see page 43);
•	Amendment and Restatement of our 2020 Equity Incentive Plan (see page 45);
•	Approval, by non-binding vote, of the Company’s executive compensation (see page 54); and
•	Approval, by non-binding vote, of the preferred frequency of stockholder advisory votes on executive compensation.

How do I vote?

Stockholders of record	Street name holders

Stockholders of record, have four ways to vote:
Vote on the Internet www.proxyvote.com	If your shares are held in an account at a brokerage firm, bank or other agent, then you are the beneficial owner of shares held in “street name” and not a stockholder of record.

Vote by Phone 1-800-690-6903	As a beneficial owner, you may direct your broker, bank or other agent on how to vote the shares in your account by following voting instructions that they provide, or you may obtain a proxy issued in your name from them.

Vote by Mail Complete, sign and mail your proxy b	Beneficial owners who do not obtain a proxy from their broker may also attend the meeting (with appropriate identification and subject to any limits that may be placed by the Corporate Secretary on attendance by non- record holders and in the interests of the safety of attendees).

Vote at the Meeting	Voting by telephone and on the internet will close at 11:59 p.m. Eastern Daylight Time on Thursday, June 16, 2022.

ABOUT THE MEETING

Has the Board of Directors made any recommendations on voting?

Yes. The Board recommendations are as follows:

Proposal		Board Recommendation
1.	Election of the five directors named in this Proxy Statement	FOR EACH NOMINEE
2.	Ratification of the appointment of EisnerAmper LLP as the Company's independent registered public accountants for the fiscal year ending November 30, 2022	FOR
3.	Amendment of Certificate of Incorporation to reduce authorized shares of common stock from 300,000,000 to 50,000,000	FOR
4.	Amendment and Restatement of the 2020 Equity Incentive Plan	FOR
5.	Approval, by non-binding vote, of the Company's executive compensation ("Say on Pay")	FOR
6.	Approval, by non-binding vote, of the preferred frequency of stockholder advisory votes on Say on Pay ("Say on Frequency")	FOR every 1 year

Will any other matters be voted on?

We are not aware of any other matters that will be brought before the stockholders for a vote at the Annual meeting. If any other matter is properly brought before the meeting, your proxy card gives authority to Bryan Ganz, and in his absence David North and Lisa Wager, or either of them, to vote your shares at their discretion on such other matters.

How many voting stockholders do you need to hold the Annual Meeting?

To conduct the Annual Meeting, we must have a quorum, which means that one third (1/3) of our outstanding voting shares as of the record date must be present, in person or by proxy, at the Annual Meeting. If you vote or abstain on any matter your shares will be part of the quorum. If you hold your shares in street name and do not provide voting instructions to your broker, bank, trustee or other nominee, but your broker, bank, trustee, or other nominee has and exercises discretionary authority to vote on at least one matter, your shares will be counted in determining the quorum for all matters to be voted on at the meeting. Brokers have discretionary authority relating to the ratification of independent public accountants.

Why should I submit a proxy if I intend to attend the Annual Meeting?

Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return your proxy card in case your plans change. We also ask that you vote by proxy even if you intend to attend the meeting so that we will know as soon as possible that we have a quorum. This also saves us the additional costs of having to solicit proxies to ensure a quorum.

ABOUT THE MEETING

Your shares of Common Stock represented by the proxy will be voted or withheld from voting in accordance with your instructions and if you specify a choice with respect to any matter to be acted upon, your shares of Common Stock will be voted accordingly.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on April 21, 2022, the record date for the Annual Meeting, are entitled to receive notice of and to vote at the meeting. If you were a stockholder of record on the Record Date you can vote all shares that you held on that date at the meeting or at any postponement or adjournment of the meeting.

If I submit a Proxy without indicating my vote on all matters, will it be voted?

A properly executed proxy that does not include instructions to vote on one or more matters will be voted as follows:

FOR each director nominee named in the proxy materials;

FOR ratification of EisnerAmper LLP as our independent registered public accountants for the fiscal year ending November 30, 2022;

FOR the amendment of the Certificate of Incorporation to reduce the authorized shares the Company may issue from 300,000,000 to 50,000,000;

FOR the amendment and restatement of our 2020 Equity Incentive Plan;

FOR the approval, by non-binding vote, of the Company’s executive compensation; and

FOR the approval by non-binding vote, of the preferred frequency of the Say on Pay non-binding vote by stockholders.

ABOUT THE MEETING

What if I abstain from voting?

Abstentions with respect to a proposal are counted for the purposes of establishing a quorum. If a quorum is present, abstentions will not be included in vote totals.

Since our bylaws provide that approval of a proposal at an Annual Meeting of the stockholders is generally by the affirmative vote of a majority of the voting shares present, in person or by proxy, at an Annual Meeting of the stockholders and entitled to vote on the applicable matter, a properly executed proxy card marked ABSTAIN with respect to a proposal will have the same effect as voting AGAINST that proposal. However, election of Directors is by a majority of the votes cast at the Annual Meeting. A properly executed proxy card marked WITHHELD with respect to the election of Directors will not be voted and will not count FOR any of the Nominees for which the vote was withheld.

Why haven’t I received a physical copy of the Proxy Statement or Annual Report?

The Securities and Exchange Commission rules allow companies to save on printing and mailing expenses by furnishing proxy materials via the Internet to stockholders who prefer to review the materials online. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials in the mail unless you submit a specific request. Instructions are included in the Notice to make such a request for printed materials if you so desire. It also provides instructions on how to access all the materials and how to submit your proxy over the internet.

How many votes do I have?

You have one vote for each share of common stock you owned at the close of business on the Record Date.

How many shares can be voted at the Annual Meeting in total?

As of the Record Date, we had 72 stockholders of record and 22,915,288 shares outstanding, each of which is entitled to one vote at the meeting. Cumulative voting is not permitted.

What number of votes is required to elect each of the directors?

Assuming a quorum is present, each director nominee named in Proxy Matter 1, the election of the directors, must be elected by the affirmative vote of a majority of the votes cast in an uncontested election. In other words, each director will be elected if more shares are voted FOR his or her election than are voted against his or her election. Any share that does not cast a vote for a director (including abstentions and broker non-votes, explained below) does not count as a vote against the director. Under Delaware law, any incumbent director who does not receive the affirmative vote of a majority of the votes cast at the Annual Meeting will continue to serve on the Board as a “holdover director.” In accordance with our by-laws, each of our standing directors has tendered a resignation from the Board, conditioned on the incumbent director’s failure to receive a majority of the votes cast. If an incumbent director does not receive a majority of the votes cast, our Nominating and Governance Committee will make a recommendation to the Board of Directors on whether to accept or reject the resignation or take any other action. The Board of Directors will act on the committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of our election results.

What number of votes is required on proxy matters other than the election of directors?

Other than the election of directors, all other proxy matters shall be decided by the affirmative vote of the majority of shares present or represented by proxy at the meeting and entitled to vote on the applicable matter, assuming a quorum is present, except for the proposal to amend our Certificate of Incorporation to reduce the authorized shares the Company may issue from 300,000,000 to 50,000,000, which requires the affirmative vote of a majority of our outstanding shares of common stock entitled to vote at the Annual Meeting.

ABOUT THE MEETING

Can I change my vote or revoke my proxy after I submit my vote?

Yes. If you vote prior to the meeting, you may change your vote or revoke your proxy at any time before the votes are cast at the Annual Meeting by sending in a new proxy card with a later date, or by casting a new vote by telephone or on the Internet (not later than 11:59 p.m. Eastern Daylight Time on Thursday, June 16, 2022, or by sending a written notice of revocation to our Corporate Secretary at our corporate headquarters, 100 Burt Rd Suite 115, Andover, MA 01810. You also may automatically revoke your proxy by attending the Annual Meeting and voting there if you are a record stockholder. Attending the Annual Meeting without voting at such meeting will not in and of itself constitute revocation of a proxy.

If you are a beneficial stockholder but not a stockholder of record, then to revoke your voting instructions, you may submit new voting instructions to your broker, trustee or nominee or you can obtain an individual proxy from your nominee and attend the meeting to vote.

What is a broker non-vote and what effect does it have?

Brokers and other intermediaries who hold shares of Common Stock in street name for their customers, generally are required to vote the shares of Common Stock in the manner directed by their customers. If their customers do not give any direction, brokers may vote the shares of Common Stock on routine matters, but not on non-routine matters (a “broker non-vote”). The only matter that brokers will be able vote on without specific direction at the Annual Meeting is Proposal 2, ratification of EisnerAmper LLP as our independent registered public accountants.

Any shares of Common Stock represented at the Annual Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of directors except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes cast. Any broker non-votes with respect to all proposals other than the election of directors will not have any effective on the approval of such proposal, except for the proposal to amend our Certificate of Incorporation to reduce the authorized shares the Company may issue from 300,000,000 to 50,000,000, in which case broker non-votes will have the same effect as a vote against such proposal. In recognition of our desire to have every stockholder vote count, we encourage our stockholders to instruct their brokers to vote their shares.

Where can I find the voting results of the Annual Meeting?

We will publish the final results in a current report filing on Form 8-K with the United States Securities and Exchange Commission (the “SEC”) within four business days of the Annual Meeting.

Who will pay for the costs of soliciting proxies?

We will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain of our directors, officers and employees (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram, personal interview, facsimile, e-mail or other means of electronic communication. Banks, brokerage houses, custodians, nominees, and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares of common stock held of record by them as of the Record Date, and such custodians will be reimbursed for their expenses.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on Friday, June 17, 2022: The Proxy Statement and the Annual Report are available at www.proxyvote.com. The Annual Report, however, is not part of the proxy solicitation material.

PROPOSAL 1: ELECTION OF DIRECTORS

PROPOSAL 1: ELECTION OF DIRECTOR NOMINEES

The Board of Directors of the Company currently consists of five members. Once elected, directors serve for one-year terms with all directors being elected by our stockholders at each annual meeting to succeed the directors whose terms are then expiring. Each nominee elected as a director will continue in office until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal.

At the Annual Meeting, five directors, nominated by the Board of Directors, will stand for election to serve until the 2023 annual meeting of stockholders. At the recommendation of the Nominating and Governance Committee, the Board of Directors has nominated Bryan Ganz, Herbert Hughes, Chris Lavern Reed, Emily Rooney, and Leonard Elmore for election as the directors of the Company. The nominees have agreed to stand for election and, if elected, to serve as directors. However, if any person nominated by the Board of Directors is unable to serve or will not serve, the proxies will be voted for the election of such other person or persons as the Nominating and Governance Committee and the Board of Directors may recommend.

Vote Required

The affirmative vote of a plurality of the votes cast by holders of shares of common stock present or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for the election of the director nominees as directors of the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.

PROPOSAL 1: ELECTION OF DIRECTORS

OUR BOARD AND ITS COMMITTEES

Director Biographies: Summary

Name	Age	Director Since	Current Committee Memberships*	Other Current Public Company Boards
Bryan Ganz	64	2016
Herbert Hughes Independent	62	2019	Audit (Chair) Compensation (Chair) Nominating and Governance
Chris Lavern Reed Independent	53	2020	Audit Compensation (Chair-elect) Nominating and Governance(Chair) Product Safety
Emily Rooney Independent	72	2021	Audit Product Safety (Chair)
Leonard Elmore Independent	70	2021 (FY22)	Nominating and Governance (Chair-elect) Product Safety	1800Flowers.com

*In addition to our current standing committees, in December 2021 the Board formed an Ad Hoc Committee to make recommendations about the Company’s ongoing Stock Repurchase Program, whose members were Mr. Hughes (Chair), Ms. Rooney and Mr. Elmore.  The Ad Hoc Committee’s work begun and was completed in December 2021.

PROPOSAL 1: ELECTION OF DIRECTORS

Director Nominee Biographies

Below are the biographies of our Director nominees, all of whom are incumbent directors.

Bryan Scott Ganz became the Company’s President effective July 13, 2018, Chief Executive Officer and Chairman of the Board effective April 1, 2019, and has been a director since June 2016. Prior to that he was engaged by the Company, beginning in May 2016, in a consulting capacity to assist in a restructuring of operations, evaluation of management, identify sources of capital, and provide strategic advice. Mr. Ganz brings more than 30 years of global business experience in sales management, manufacturing, new product design and development, and supply chain management, and mergers and acquisitions as well as experience as a director of other publicly held companies. Previously, Mr. Ganz founded Maine Industrial Tire LLC, an industrial tire company sold to a unit of Trelleborg AB in 2012. From 1991 to 2009 Mr. Ganz held several roles culminating with CEO of GPX International, Inc. and its predecessor Galaxy Tire Inc. Mr. Ganz started his career at Paramount Capital Group where he was a partner from 1985 to 1991. Mr. Ganz is the founder and majority shareholder of Northeast Industrial Partners LLC, a holding company that owns and operates privately held businesses. In addition, he is a principal in Scudder Bay Capital LLC, a captive private REIT. Mr. Ganz received a J.D. from Columbia Law School and a B.S. in Business Administration from Georgetown University.

We believe that Mr. Ganz’s six year history with the Company, his demonstrated work ethic, his decades of broader manufacturing, supply chain, product development, M&A, and sales-related experience, his deep understanding of the Company’s strategic business goals, and his proven leadership in steering the Company from product development stages to generating over $40 million in annual sales in its most recent fiscal year, provide the Board with invaluable insight into the business and its challenges. We believe these experiences, qualifications, attributes, and skills qualify him to serve as a member of our Board of Directors.

Herbert Hughes has been a director since July 9, 2019. He was appointed Lead Independent Director in December 2021 and is the Chair-elect pending the conclusion of the 2022 Annual Meeting, assuming his re-election. Mr. Hughes is Chair of the Audit Committee, a member of the Compensation Committee (serving as Chair since December 2021), a member of the Nominating and Governance Committee since September 2021 and served aas Chair of the December 2022 Ad Hoc Committee. Upon the conclusion of the 2022 Annual Meeting he will cede chairmanship of the Compensation Committee to Mr. Reed, but remain Chair of the Audit Committee and a member of the Compensation and Governance Committees. Mr. Hughes has over 30 years of experience in finance, risk management, operational management, and derivatives modeling as an advisor and leader of a diverse range of businesses and is an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. Since March 2017, Mr. Hughes has been Chief Financial Officer of Wormhole Labs, a metaverse emerging technology company using mixed and augmented applications in enterprise and consumer markets, and has served on its board of directors. At Wormhole Mr. Hughes is responsible for financial reporting, capital structure and formation, and SAAS and ecommerce negotiations, and has worked with the Chief Technology Officer on issues related development of Wormhole’s cybersecurity program. Mr. Hughes has held executive level positions in a number of industries including technology, hospitality, asset management, oil and gas exploration and production, and oil industry services. From March 2015 to June 2019, Mr. Hughes was Chief Executive Officer of Domino Sands, an oil service business. Mr. Hughes also served as the Head of Derivatives and Capital Allocation at Bass Brothers Investments from 1995 to 2003, Portfolio Manager at Weston Capital of Paloma Partners from 1991 to 1995, Partner at Paramount Capital Group from 1985 to 1991, and was a trader at Kidder Peabody from 1982 to 1985. Mr. Hughes received a B.A. from Harvard University. Mr. Hughes is a member of the Minnesota Chippewa tribe and the National Congress of American Indians.

We believe that Mr. Hughes’ tenure on the Board, his demonstrated work ethic, his understanding of the capital markets, his decades of business and financial experience, his financial expertise developed through his executive positions as CEO and CFO of other companies and through his professional investment and advisory positions, his experience with some of the unique challenges related to leadership and growth of an early stage technology business, and his familiarity with developing topics related to cybersecurity bring important skills to the Board and qualify him to serve. Further, Mr. Hughes is one of three directors on our board who has self-identified as belonging to an underrepresented racial, ethnic, or other minority group, which diversity we believe adds to the quality, depth and perspective of the Board.

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Chris Lavern Reed has been a Director since September 1, 2020 and, since April 2012, has been the managing partner of Garcia Reed Investments, LLC, a real estate management entity. Mr. Reed is the Chair of the Nominating and Governance Committee and is a member of the Audit, Compensation, and Product Safety Committees. Upon the conclusion of the 2022 Annual Meeting he will assume the chairmanship of the Compensation Committee and remain a member of the Governance, Audit and Product Safety Committees. Mr. Reed has over 32 years of experience in global law enforcement. From October 2018 through April 29, 2022, he served as a rehired annuitant for the U.S. Department of State, overseeing classified investigations. From December 2016 to July 2018, Mr. Reed served as the Special Agent in Charge and Director at the U.S. Agency for International Development Office of Inspector General (USAID OIG). Prior to his leadership role with USAID, Mr. Reed served in numerous leadership roles within the U.S. Department of Justice, Bureau of Alcohol, Tobacco, Firearms and Explosives (“BATF”). Through his work, Mr. Reed has established professional qualifications and training in leadership, security, and financial crime investigations and has strategic and operational experience related to financial risk and fraud matters. Mr. Reed has served as an instructor for the U.S. Department of State Foreign Service Institute and has spoken internationally on the topics of fraud, corruption, and a host of investigative topics. He has served as a subject matter expert in the U.S. Senate on law enforcement, homeland security and fraud issues. Through his government work, Mr. Reed has developed an understanding of complex public policy matters, the government contracting process, and has extensive experience in crisis management and global law enforcement training. He has completed continuing education coursework related to cybercrime, online fraud and business identity theft, among other cybersecurity topics, is a member of the Police Executive Research Forum, the Association of Certified Fraud Examiners and has been a Certified Fraud Examiner since April 2018. Mr. Reed also is a graduate of Georgetown University’s Congressional Fellow Program and has completed Columbia Business School’s Executive Development and Management Programs. A veteran of the U.S. Marine Corps., he received an M.B.A. from Champlain College, an M.A. from Northern Arizona University, and a B.A. from Indiana University.

We believe Mr. Reed’s advanced business degree, professional certifications, 10 years of business experience in the private sector, 32 years of experience in relevant global and federal law enforcement, BATF experience, military service, and his broad legal and technical knowledge base including expertise related to money-laundering, bribery, financial fraud corruption and internal conflict of interest schemes designed to hide illicit proceeds qualify him to serve on the Board. His education, experience and training bring the Board critical oversight and investigative skills, important subject matter expertise, and a high degree of financial literacy. Further, Mr. Reed is African American and one of three directors on our board who has self-identified as belonging to an underrepresented racial, ethnic, or other minority group, which diversity we believe adds to the quality, depth, and perspective of the Board.

Emily Rooney has been a director and a member of the Audit Committee since October 1, 2021. She also chairs the Company’s new Product Safety Committee and served on an Ad Hoc Committee of the Board. Ms. Rooney has over 40 years of experience as a journalist. Since October 1, 2021, she has been working with Muddhouse Media producing a bi-monthly podcast entitled “Beat the Press” which can be heard through Spotify and Apple Music. From December 1998 through September 2021, she was Executive Editor and host for WGBH’s Emmy Award winning television show Beat the Press, examining media coverage of current events. From January 1997 to December 2014, she was also the creator, Executive Editor, and host of the television show Greater Boston with Emily Rooney. Previously she was the political director for Fox News in New York and Executive Producer of World News Tonight with Peter Jennings, positions in which she oversaw multimillion-dollar budgets. Ms. Rooney’s deep understanding and discerning examination of media, politics, and culture, and her writing and speaking skills, have earned her numerous awards, including the National Press Club’s Arthur Rowse Award for Press Criticism, a series of New England Emmy Awards, and Associated Press recognition for Best News/Talk Show. Through her programming, Ms. Rooney has developed a large network of media contacts and firm grasp on the current social and political climate in the United States and worldwide. She is a skilled interviewer and analyst who has examined such company relevant topics as media coverage, financial fraud, police use of lethal force, social justice initiatives, and legislative initiatives related to gun control. Through her work as well as her personal investments, we also believe Ms. Rooney has a high degree of financial literacy. Ms. Rooney received a B.A. from The American University, Washington D.C.

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We believe Ms. Rooney’s professional experiences, business and industry related knowledge, investigative and analytic skills, and deep understanding politics, culture, the media and public sentiment, developed through her 40 years as an investigative journalist and television producer, including her in depth understanding of current topics relevant to the Company’s business strategy, will be valuable to the Board and its committees in their exercise of oversight and in facilitating, overseeing, and finding resources for strategic planning. As a woman she also adds to the Board’s diversity, which diversity we believe adds to the quality, depth, and perspective of the Board.

Leonard Elmore has been a director since December 2021 and is a member of the Nominating and Governance (Chair-elect)and Product Safety committees. He also was a member of the December 2022 Ad Hoc committee. Upon the conclusion of the 2022 Annual Meeting he will assume the chairmanship of the Governance Committee and no longer be a member of the Product Safety Committee. Mr. Elmore is a retired attorney and business leader, a television sports personality, and an educator. He has a wide spectrum of experience in the private and public sectors, and, through his Co-Chairmanship of the John and James L. Knight Foundation’s Knight Commission on Intercollegiate Athletics, is involved in public interest initiatives directed at promoting diversity, inclusion, and reform in college athletics. A former collegiate basketball All American at the University of Maryland at College Park and a ten-year professional player in both the ABA and NBA, Mr. Elmore has been a Broadcast Analyst for the BIG Ten Network since November 2020. Since August 2018, Mr. Elmore has served as Senior Lecturer in Discipline at the Columbia University School of Professional Studies Sports Management Program. Mr. Elmore’s prior business experience includes serving as Chief Executive Officer of iHoops, the official youth basketball initiative of the NCAA and NBA, and as the President of Test University, a leading provider of internet-delivered learning solutions for pre-college students. As a practicing attorney, Mr. Elmore was a Partner with the law firm of Dreier LLP and, before that, Senior Counsel with LeBoeuf, Lamb, et. al. (subsequently, Dewey & LeBoeuf). He began his legal career as an Assistant District Attorney with the King’s County (Brooklyn) District Attorney in New York City. Mr. Elmore has extensive public and private Board experience. Since October 2020, Mr. Elmore has been a member of the Board of Directors of 1800Flowers.com (Nasdaq: FLWS), a leading online and telephonic gift and flower retailer, and he currently chairs its Nominating and Corporate Governance Committee. From 2007 until February 2020, Mr. Elmore served as a Director on the Board of Directors of Lee Enterprises, Inc. (Nasdaq: LEE), a newspaper publishing company, where he served on the Audit Committee. He also sat on the Board of iHoops from its foundation. Mr. Elmore has been involved for over a decade in public interest endeavors of the John and James L. Knight Foundation’s Knight Commission on Intercollegiate Athletics, whose focus is to develop, promote and lead transformational change that prioritizes the education, health, safety and success of college athletes, and currently serves as one of the Commission’s Co-Chairs. He chairs the Commission’s Racial Equity Task Force and is a member of its Leadership Committee. He also is on the Board of Advisors of the Shirley Povich Center for Sports Journalism at the University of Maryland College Park Merrill School of Journalism. He received a J.D. from Harvard Law School and a B.A. from the University of Maryland.

We believe Mr. Elmore’s legal education and professional experience, experience as an executive in the public and private sectors, experience on the Boards and on the Nominating and Governance and Audit Committees of other public companies, demonstrated commitment to social justice, safety and promotion of diversity, and his experience as a professional athlete and television commentator, qualify him to serve on our Board and also bring the board important leadership qualities and a high degree of financial literacy. Mr. Elmore is African American and is one of three directors on our board who has self-identified as belonging to an underrepresented racial, ethnic, or other minority group, which diversity we believe adds to the quality, depth, and perspective of the Board.

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Board Diversity Matrix (As of April 22, 2022)

Total Number of Directors				5
Part I. Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	1	4	-	-
Part II. Demographic Background
African American or Black	-	2	-	-
Alaskan Native or Native American	-	1	-	-
Asian	-	-	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	1	2	-	-
Two or More Races or Ethnicities	-	1*	-	-
LGBTQ+	-	-	-	-
Did Not Disclose Demographic Background	-	-	-	-

*One director self-identifies as White and Native American so he is identified under both of those categories as well as under “Two or More Races or Ethnicities.”

Board Composition

Our current Board is composed of five Directors, each of whom are standing for reelection at the Annual Meeting. Except for Bryan Ganz, our CEO and President, all of our directors are independent. None of our directors is an executive officer of any other public company or serve on the boards of more than one other public company. All Directors serve one-year terms until their successors are elected and qualified at the next annual meeting of our stockholders. Directors are elected by a majority of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting, except in the event that there are more nominees running than positions open.

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Criteria for Board Membership and Board Refreshment

The Nominating and Governance Committee Charter provides that the committee will consider such factors as it deems relevant in evaluating and recommending director candidates, including, without limitation, skill, diversity, integrity, experience with comparable businesses and other organizations, experience relevant to the needs of the Company, leadership qualities, and the extent to which a candidate would be a desirable addition to the Board. Because the current board is relatively small in size by choice to contain costs, we also seek directors who are not committed as executive officers of other public companies or on more than two other boards, to ensure that our directors can commit the time needed to guide the Company and provide effective oversight of our strategy and business plans. Finally, we seek to refresh the board thoughtfully so that we may have a mix of perspectives of longer serving directors and those who recently joined the Board.

We recognize the value of seeking out directors from various backgrounds and professions and diverse in age, gender, race and ethnicity so that the Board as a whole can draw on its breadth and depth to inform its decisions. Our five board nominees bring diversity in ethnicity, gender, professional experience and tenure. Our Board has varied experiences, backgrounds, and strengths. Our four independent directors, led by Herbert Hughes as Lead Independent Director, who has the longest tenure with the Company of any of our directors, play a vital role in oversight of risk areas and strategic guidance.

Leadership Structure of the Board of Directors

Mr. Ganz, our President and Chief Executive Officer, has been the Chair of the Board since April 2019. Since December 2021, Mr. Hughes, our longest-tenured independent director, has served as Lead Independent Director. At the present time, we believe that having a non-executive Chair will serve the best interests of the Company and our stockholders. Accordingly, effective and conditional upon his reelection to the Board at the Annual Meeting, Mr. Hughes has been elected to succeed Mr. Ganz as Chair. Ms. Wager, who was our Chief Legal Officer, has transitioned from management of the Company’s day-to-day legal matters to support Mr. Hughes and the Board in her new role as Chief Governance Officer.

The separation of the Chair from the Chief Executive Officer is intended to assure the independence and effectiveness of the Board in its oversight role of evaluating the Chief Executive Officer and senior management. It also will allow Mr. Ganz to focus on managing the Company’s business and operations and allow Mr. Hughes to focus on Board matters.

Role of Board in Risk Oversight Process

Our Board of Directors has responsibility for the oversight of the company’s risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from Board committees and members of senior management to enable our Board to understand the Company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.

The Audit Committee reviews information regarding liquidity and operations, and oversees our management of financial risks. Periodically, the Audit Committee reviews our policies with respect to risk assessment, risk management, cybersecurity risk, and regulatory compliance. Oversight by the Audit Committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The Compensation Committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The Nominating and Governance Committee manages risks associated with the independence of the Board, corporate disclosure practices, and potential conflicts of interest. The Product Safety Committee manages risks associated with the products we manufacture and distribute. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered by our board as a whole.

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Board Committees

Below is a summary of our standing committees’ responsibilities, theirpresent membership and leadership,  and changes to the committees’ membership and leadership to be effected upon the conclusion of  the 2022 Annual Meeting. Assuming that each of the director nominees is reelected, the Nominating and Governance Committee has recommended and the Board has voted that the committees effective upon the conclusion of  the 2022 Annual Meeting will be as follows:

Audit Committee

Herbert Hughes (Chair and Financial Expert)

Chris Lavern Reed

Leonard Elmore

Compensation Committee

Chris Lavern Reed (Chair-elect)

Herbert Hughes

Nominating and Governance Committee

Leonard Elmore (Chair-elect)

Chris Lavern Reed

Emily Rooney

Herbert Hughes

Product Safety Committee

Emily Rooney (Chair)

Chris Lavern Reed

Audit Committee

Our Audit Committee is established in accordance with Section 3(a)(58)(A) of the Exchange Act and Rule 5605(c) of the Marketplace Rules of Nasdaq. It exercises sole authority with respect to the selection, appointment, oversight of and, where appropriate, replacement of the Company’s independent registered public accounting firm and the terms of its engagement including compensation; reviews the policies and procedures of the Company and management with respect to maintaining the Company’s books and records and cybersecurity; reviews with the independent registered public accounting firm, upon the completion of its audit, the results of the auditing engagement and any other recommendations the independent registered public accounting firm may have with respect to the Company’s financial, accounting or auditing systems; and reviews with the independent registered public accounting firm, upon the completion of its quarterly review of the Company’s financial statements, the results of the quarterly review and any other recommendations the independent registered public accounting firm may have in connection with such quarterly reviews. Our Audit Committee also is responsible for, among other things, assisting our Board of Directors with oversight of: (1) the integrity of our financial statements; (2) legal, ethical and risk management compliance programs; (3) our systems of internal accounting and financial reporting control. The Audit Committee meets periodically with selected members of management, including the CFO, CEO, COO and others to discuss risk topics, including cybersecurity procedures, material weaknesses if any, and any risks identified to it by management or by the Company’s independent registered public accounting firm. The Committee also receives whistleblower reports and oversees compliance with the Company’s insider trading program among other things.

Our current Audit Committee members are Herbert Hughes (Chair), Chris Lavern Reed, and Emily Rooney. From December 1, 2020 until his retirement in September 2021, Clive Denis Bode was a member of the Audit Committee. Following his retirement, Ms. Rooney was appointed to complete Mr. Bode’s remaining Board and Audit Committee terms. Effective upon the conclusion of the 2022 Annual Meeting, Mr. Elmore has been elected to succeed Ms. Rooney as the third independent member of the Audit Committee. Each of these present, former, and future Committee members is “independent” within the meaning of Rule 10A-3 under the Exchange Act and Rule 5605(a)(2) of the Marketplace Rules of Nasdaq. Our Audit Committee has been 100% independent pursuant to the applicable Nasdaq rules since July 2019. Our Nominating and Governance Committee and the Board have determined that Herbert Hughes is an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K and that each of the other committee members has the level of “financial literacy” required by the applicable rules and regulations of the SEC. Herbert Hughes serves as Chairman of our Audit Committee. During fiscal year 2021, each current member of the Audit Committee was present at 100% of the Audit Committee meetings held during such director's tenure as a member of the Audit Committee.

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Compensation Committee

Our Compensation Committee is responsible for, among other things, reviewing and recommending to our Board of Directors: (1) compensation levels of our Chief Executive Officer and other executive officers, including salaries, participation in incentive compensation plans and other forms of compensation; (2) the corporate goals and objectives with respect to compensation for our executive officers; and (3) the compensation of our outside directors. The Compensation Committee also administers our equity incentive plan.

Many key compensation decisions are made during the first quarter of the fiscal year as the Compensation Committee meets to: review performance for the prior year, determine awards under our incentive plans, and set compensation targets and objectives for the coming year. However, our Compensation Committee also views compensation as an ongoing process and may convene special meetings in addition to its regularly scheduled meetings throughout the year for purposes of evaluation, planning and appropriate action. The Compensation Committee meets with the Chief People Officer on topics related to Human Capital Resources including employee turnover, retention or recruitment challenges, diversity, employee satisfaction, and new benefits under consideration. In response to the challenges to recruitment and retention of key personnel posed by the current work force shortage, the Committee recently engaged Frederic W. Cook & Co., Inc. (“FW Cook”), an independent compensation consultant to review and make recommendations to support retention and recruitment.

The members of our Compensation Committee are Herbert Hughes (Chair) and Chris Lavern Reed (Chair-elect). From December 1, 2020 until his retirement in September 2021, Clive Denis Bode was Chair of the Compensation Committee. Following Mr. Bode’s resignation, Mr. Reed was appointed to the Committee and Mr. Hughes, its senior remaining member, was appointed to Chair the Committee. Effective upon the conclusion of the 2022 Annual Meeting Mr. Reed will succeed Mr. Hughes as Chair of the Compensation Committee. Each of these Committee members is “independent” within the meaning of Rule 10A-3 under the Exchange Act. In addition, each member of our Compensation Committee qualifies as a “non-employee director” under Rule 16b-3 of the Exchange Act and is “independent” as defined by Rule 5605(a)(2) of the Marketplace Rules of Nasdaq. Our Compensation Committee has been 100% independent pursuant to the applicable Nasdaq rules since July 2019. During fiscal year 2021, each member of the Compensation Committee was present at 100% of the Compensation Committee meetings held during such director's tenure as a member of the Compensation Committee.

Nominating and Governance Committee

Our Nominating and Governance Committee is responsible for assisting our Board of Directors by: (1) identifying individuals qualified to become members of our Board of Directors and its committees; (2) recommending to our Board of Directors nominees for election to the Board at the annual meeting of stockholders; and (3) assisting our Board of Directors in assessing director performance and the effectiveness of the Board of Directors as a whole. The Committee annually reviews the Board’s and each Committee’s charter and composition in terms of the to evaluate the breadth and depth of its substantive knowledge on topics related to general financial risk management, risks specific to the Company, strategic direction and other matters related to its oversight and guidance of management, as well as in view of developments in the business and the legal and regulatory environment and makes recommendations to Committees and the Board to improve oversight and strengthen its resources. While the Board currently consists of one member of management and four independent directors, the board evaluates candidates brought to its attention on a rolling basis and may recommend additional Board members to provide relevant expertise and experience. Diversity of background, experience, gender, and racial and ethnic identity are considered by the Committee in board recruitment. The board’s five current members include individuals with diverse backgrounds in manufacturing, finance, business, law, public service, the media, and law enforcement. Four individuals add racial, ethnic or gender diversity: one woman, two men who identify as African American, and one man who is a member of a Native American tribe. During the previous fiscal year ended November 30, 2020, the Board had two female directors, Ms. Mitchell and Ms. Bowling. During the fiscal years ended November 30, 2016 through November 30, 2019, Ms. Bowling was the sole female director.

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The current members of our Nominating and Governance Committee are Chris Lavern Reed (Chair) and Herbert Hughes and Leonard Elmore (Chair-elect). Until his retirement effective November 30, 2021, Paul Jensen (who was an officer of the Company until April 1, 2020) was Chair of the Committee. Mr. Elmore was appointed to the Committee upon joining the Board in December 2021 and Mr. Reed was appointed Chair to succeed Mr. Jensen upon his retirement. Mr. Bode was a member of the Committee until his retirement in September 2021, following which Mr. Hughes was appointed to complete Mr. Bode’s term. Effective upon the conclusion of the 2022 Annual Meeting Mr. Elmore will succeed Mr. Reed as Chair of the Nominating and Governance Committee, Ms. Rooney will join the committee, and Mr Reed and Mr. Hughes will remain members of the Committee. All current and new members of the Nominating and Governance Committee are “independent” as defined by Rule 5605(a)(2) of the Marketplace Rules of Nasdaq. Prior to December 1, 2021, the Nominating and Governance Committee was 100% independent pursuant to SEC standards but not pursuant to applicable Nasdaq standards because the Board had found it in the Company’s best interests, when it began trading on the Nasdaq, for Mr. Jensen to remain on the Nominating and Governance Committee until the end of the fiscal year because the other committee members at the time, Mr. Bode and Mr. Reed, had served on the Board for less than a year.

Product Safety Committee

Our Product Safety Committee, formed in December 2022, is responsible for assisting the Board with its oversight responsibilities related to the safety of products manufactured in house for consumer use, including the establishment and maintenance of safety-related policies,  procedures, reporting systems for ongoing oversight, safety-related crisis management, customer warnings, and product recalls,  and any legal and regulatory requirements related to the safety of the products manufactured and produced and services offered by the Company (collectively, “products”). The committee meets with such members of management and the Company’s operations and technical management personnel as it sees fit to review topics relevant to its responsibilities and reports on such matters to the board for further discussion and. The Committee may engage outside advisors to assist the Company in compliance with the Consumer Product Safety Act and to assist its members in understanding such legal and regulatory environment as is relevant to the safety of the Company’s products. The current members of the committee are all independent: Ms. Rooney (Chair), Mr. Elmore and Mr. Reed. Upon the conclusion of the 2022 Annual Meeting this will become a two member committee consisting of Ms. Rooney and Mr. Reed.

Codes of Business Conduct and Ethics; Insider Trading Policy; Hedging Prohibition

Our Board has adopted a Code of Business Conduct and Ethics and an Insider Trading Policy that apply to our directors, consultants, and employees, including our Chief Executive Officer and Chief Financial Officer. A copy of our Code of Business Conduct and Ethics is available free of charge on our website at ir.byrna.com and is provided to all employees upon commencement of employment. We intend to disclose any amendment to or waiver from a provision of our Code of Business Conduct and Ethics that requires disclosure on our website at ir.byrna.com. The Company also has a formal Whistleblower Policy and Whistleblower Hotline. The Audit Committee reviews any information left on the Whistleblower Hotline. Our Insider Trading Policy, which applies to all employees, consultants, and directors, prohibits disclosure of or trading in the Company’s securities on the basis of material non-public information. It also prohibits short sales, trading in derivative securities, hedging, using Company securities as collateral for loans without prior written approval, holding Company securities in margin accounts, and placing open orders except in accordance with an approved 10b5-1 plan. Pursuant to the policy, all covered persons are required to pre-clear all trades in our securities and entry into any 10b5-1 plans and are subject to regular quarterly blackout periods as well as special blackout periods when appropriate. All employees sign an acknowledgement of receipt of the Insider Trading Policy upon commencement of employment, as well as a Business Protection Agreement regarding the Company’s confidential and proprietary information, trade secrets, and intellectual property.

Director Independence

Our Board of Directors is comprised of a majority of independent directors as defined in Rule 5605(a)(2) of the Marketplace Rules of Nasdaq and has had a majority of independent directors since July 2019. Four out of our five directors are independent. Our Board of Directors has reviewed the independence of our directors under the applicable standards of Nasdaq. Based on this review, our Board of Directors determined that each of the following directors is independent under those standards: Herbert Hughes, Chris Lavern Reed, Leonard Elmore, and Emily Rooney. Clive Dennis Bode also was independent under applicable standards during his tenure on the Board. Each Board Committee is 100% comprised of independent directors. In December 2021 Herbert Hughes was appointed as Lead Independent Director.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee is or has in the past served as an officer or employee of our Company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

Director Engagement

Our Board of Directors met nine times during fiscal year ended November 30, 2021 and also acted by unanimous written consent. Other than Ms. Rooney, who joined the Board effective October 1, 2021, each director was present at least 75% of the Board of Directors meetings. Executive sessions or meetings of outside (non-management) directors without management present are included on the agenda for each regularly scheduled Board of Directors meeting for a general discussion of relevant subjects. During fiscal year 2021, the independent directors held four executive sessions without management present, three of which included meeting with the Company’s independent auditors. The Compensation Committee also meets in executive sessions on compensation related matters with its outside advisors, in addition to regularly scheduled meetings.

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During the fiscal year ended November 30, 2021, the Board had the following standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. During the fiscal year ended November 30, 2021, the Audit Committee met five times, the Compensation Committee met four times, and the Nominating and Governance Committee met three times as a committee, and also conducted individual and committee interviews of board candidates. Since December 1, 2022, the Board also has established an Ad Hoc Committee of Independent Directors that oversaw the establishment and procedures related to the Company’s Stock Repurchase Program, and a Product Safety Committee.

Submission of Stockholder Recommendations for Director Candidates

The Nominating and Governance Committee has established procedures for stockholders to recommend director candidates. All stockholder recommendations for director candidates must be submitted in writing to our Corporate Secretary at 100 Burtt Road, Suite 115, Andover, MA 01810, who will forward all recommendations to the Nominating and Governance Committee. All stockholder recommendations for director candidates must be submitted to the Company not less than 120 calendar days prior to the anniversary of the date on which our proxy statement was released to stockholders in connection with the previous year’s annual meeting. All stockholder recommendations for director candidates must include:

●	the name and address of record of the stockholder;

●

a representation that the stockholder is a record holder of our securities, or if the stockholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934;

●

the name, age, business and residential address, educational background, public company directorships, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the proposed director candidate;

●

a description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for Board membership approved by the Board of Directors and set forth in the Nominating and Governance Committee charter;

●	a description of all arrangements or understandings between the stockholder and the proposed director candidate;

●

the consent of the proposed director candidate to be named in the proxy statement, to have all required information regarding such director candidate included in the proxy statement, and to serve as a director if elected; and

●	any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to the rules of the SEC.

The Nominating and Governance Committee will evaluate all such proposed director candidates, including those recommended by stockholders, in compliance with the procedures established by the Nominating and Governance Committee, in the same manner, with no regard to the source of the initial recommendation of such proposed Director candidate. When considering a potential candidate for membership on the Board of Directors, the Nominating and Governance Committee may consider, in addition to the minimum qualifications and other criteria for Board membership approved by the Board of Directors, all facts and circumstances that the Nominating and Governance Committee deems appropriate or advisable, including, among other things, the skills of the proposed director candidate, his or her availability, depth and breadth of business experience or other background characteristics, his or her independence and the needs of the Board of Directors. At a minimum, each candidate must have high personal and professional integrity, have demonstrated ability and judgment, and be effective, in conjunction with the other directors and candidates, in collectively serving the long-term interests of the stockholders. In addition, the Nominating and Governance Committee will recommend that the Board select candidates for nomination to help ensure that a majority of the Board shall be “independent” in accordance with Nasdaq rules and that each of its Audit, Compensation and Nominating and Governance Committees shall be comprised entirely of independent Directors, subject to certain exceptions under the Nasdaq rules to such requirement. Although there is no specific policy regarding the consideration of diversity in identifying Director candidates, the Nominating and Governance Committee may consider whether the candidate, if elected, assists in achieving a mix of Board members that represents a diversity of background and experience. The Nominating and Governance Committee also may consider whether the candidate has direct experience in the industries or in the markets in which the Company operates. The Company does not pay any fees to third parties to identify or evaluate potential nominees.

PROPOSAL 1: ELECTION OF DIRECTORS

Stockholder Communications with the Board of Directors

Stockholders and other interested parties wishing to communicate with the Board of Directors may do so by sending a written communication to any director at the following address: Corporate Secretary, Byrna Technologies Inc., 100 Burtt Road, Suite 115, Andover, MA 01810. The mailing envelope should contain a notation indicating that the enclosed letter is a “Board Communication.” All such letters should clearly state whether the intended recipients are all members of the Board of Directors or certain specified individual directors. Our Corporate Secretary or her designee will make a copy of any such communication so received and promptly forward it to the director or directors to whom it is addressed.

Committee Charters

The Board has adopted, and may amend from time to time, a written charter for each of the Nominating and Governance Committee, Audit Committee and Compensation Committee. Byrna maintains a website at www.byrna.com. Byrna makes available on its website, free of charge, copies of each of these charters.

CORPORATE GOVERNANCE

CORPORATE GOVERNANCE

Our Corporate Citizenship

We have experienced enormous growth over a relatively short period as we rapidly progressed from what was primarily a research and development stage company with a narrow focus on a highly regulated product to a consumer and public safety focused technology company with operations on two continents, multiple products, and an exciting product pipeline. We take pride in what we have achieved but believe we remain in our infancy relative to the potential growth in our future.

We are committed to exceeding the expectations of you, our stockholders, our employees, and the communities in which we live and work. Every day we strive as a team to develop and deliver innovative tools and educational and training programs to facilitate safer policing, safer schools, safer communities, and safer living. Our goal is simple: to reduce the lethal consequences that result from deployment of lethal weapons by developing simple, effective and affordable tools and training for personal safety, community safety, and criminal apprehension.

We have not yet adopted any formal objectives for environmental sustainability. However, in 2021 we have undertaken several projects directed at environmental sustainability and employee and public health and safety including introduction of our water soluble eco-kinetic round (the first environmentally friendly less lethal round), intended to reduce our contribution to the environmental challenge presented by the build-up of non-biodegradable plastic debris. In response to the COVID-19 pandemic we initiated various facility-related operational and cleaning protocols and policies and provided our employees with PPE and covid testing. We added Sezzle® as a payment option to facilitate access to our products to people who might not otherwise be able to afford them. We also initiated a program to support causes we care about by contributing a portion of the proceeds from a limited time product bundle to a charitable foundation in support of its mission to save lives, and recently announced a plan to donate 10% of the revenue from our school safety initiative to Meadow’s Movement to deter school gun violence.

Our Team: Human Capital Management

Talent Acquisition, Engagement, and Retention

Our team is critical to the Company’s ability to meet its strategic goals including growing revenues, improving margins and simplifying day-to-day processes to maximize efficiency. Our Board and our Human Resources Department, led by our Chief People Officer, Sandra Driscoll, work to further our key human capital management priorities: talent acquisition and retention, diversity and inclusion, engagement and collaboration, and development. We use a variety of recruiting and retention tools to engage and retain our human capital including recruiters, employee referrals, short and long-term incentive programs, a full suite of health benefits, and a comfortable workplace with various amenities and features to encourage collaboration and collegiality. In the U.S., in addition to initiatives related to compensation and the physical work environment, we seek to support our employees by providing benefits, services and, in some cases, flexible work arrangements to support our employees with personal or work-related issues. Our benefit programs include a range of support services related to mental and emotional well-being.

We are currently engaged in efforts to provide opportunities and awards to improve the Company’s recruitment and retention of critical talent globally. In February 2022, our Compensation Committee retained FW Cook, an independent compensation consultant, to make recommendations to support retention and recruitment. We have updated our incentive program to provide better motivational and retention tools in the medium and short range as a result of FW Cook’s recommendations, and the proposed amendment and restatement of the 2020 Equity Incentive Plan in Proposal 4 to be voted on at the Annual Meeting will allow further implementation of those recommendations. Over the next 12 months we expect to undertake or complete several key projects to support and incentivize our people, including the recently completed move of Fort Wayne manufacturing and customer support teams to a new, state of the art facility with better workplace amenities, implementation of company-wide, cloud-based systems to improve safety and security, and new software and hardware to facilitate management of inventory, production and shipping operations. These systems are expected to greatly improve employees’ day to day experience and productivity by easing record keeping and facilitating information access across departments and functions.

CORPORATE GOVERNANCE

In 2021, we launched our online learning platform, which currently offers over 3 dozen self-guided courses of study designed to facilitate the personal and professional development of our employees. These include programs on stress management, workplace conflict management, intergenerational communication skills, collaboration and teambuilding, time management, planning and organizing, listening skills, negotiating skills, presentation skills and e-mail best practices, as well as modules specifically for managers and supervisors.

Diversity and Inclusion

Byrna embraces diversity and equal opportunity. We view diversity in our team as an important contributor to innovation and seek to encourage all team members to offer bring their background, experience, diverse skills, and perspective to the workplace. Our Human Resources department is in the process of building out programs designed to make all employees comfortable in expressing their views and collaborating so that they can develop and thrive in the workplace. In the last 12 months, all employees participated in training directed at preventing discrimination and harassment and understanding bias, with special training for managers on leadership’s role in preventing discrimination. With under 100 employees in the United States, the Company does not report metrics to the EEOC.

REPORT OF THE AUDIT COMMITTEE

REPORT OF THE AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or any future filing with the Securities and Exchange Commission, in whole or in part, the following report shall not be deemed incorporated by reference into any such filing.

The undersigned members of the Audit Committee of the Board of Directors of the Company submit this report in connection with the committee’s review of the financial reports of the Company for the fiscal year ended November 30, 2021 as follows:

1.	The Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended November 30, 2021.

2.

The Audit Committee has discussed with representatives of EisnerAmper LLP the matters required to be discussed with them by applicable requirements of Public Company Accounting Oversight Board Auditing Standard No. 16.

3.

The Audit Committee has received the written disclosures and the letter from the independent accountant required by the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence.

4.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2021 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Herbert Hughes, Chairman of the Audit Committee
Chris Lavern Reed
Emily Rooney*

*Ms. Rooney joined the Audit Committee effective October 1, 2021.

EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

Our Executive Officers

In addition to Mr. Ganz, our current executive officers include David North, Luan Pham, Lisa Wager, and Michael Wager. Information concerning our executive officers, other than Mr. Ganz, follows:

David North has been Chief Financial Officer since August 2020. He previously served as Vice President and Corporate Controller, from October 2017 to January 2020, at Velcro Group Corp., a multinational manufacturer with operations in North America, South America, Asia and Europe. From July 2011 to October 2017, Mr. North served as Corporate Controller for the L.S. Starrett Company (NYSE:SCX), a manufacturer of measurement tools with operations in North America, Brazil, China and Europe. Mr. North did not have any other employment during the past two years. He began his career at Deloitte and Touche. Mr. North is a Certified Public Accountant registered in the state of New York. He received a M.S. in Accounting from New York University, and a B.A. from Dartmouth College.

Lisa Wager has been Corporate Secretary since April 2019 and our Chief Governance Officer since December 2021. She previously served as the Company’s Chief Legal Officer from October 2018 to December 2021. Ms. Wager did not have any other employment subsequent to February 2017. Previously, Ms. Wager was in private practice for over 20 years, most recently as a Partner with the law firm of Morgan Lewis. Ms. Wager was as a law clerk to Hon. John F. Keenan, United States District Judge for the Southern District of New York. She received a J.D. from Columbia Law School and a B.S. from Union College.

Luan Pham has been Chief Revenue and Marketing Officer since April 2021, and joined the Company as Chief Marketing Officer in January 2021. He previously served as Chief Revenue and Marketing Officer, from June 2017 to December 2020, of Laird Superfood, Inc., a creator of plant-based food products. Immediately before joining Laird, and since January 2012, Mr. Pham was Head of Marketing for Condé Nast's Golf Digest. Previously, Mr. Pham was Senior Director of Marketing for Golf and Tennis at Ralph Lauren. Mr. Pham received a B.A. from California State University, Fullerton.

Michael Wager has been Chief Strategy Officer since June 28, 2021 and, since January 2018, Mr. Wager has served as Senior Counsel to Taft Stettinius & Hollister LLP (Partner 2011-2017), outside counsel to the Company from October 2020 to December 2021. Since 2011 Mr. Wager has been an adjunct faculty member in the department of Political Science at Case Western Reserve University College of Arts and Sciences. Prior to joining the Taft law firm, Mr. Wager was a Partner at the law firm of Squire Patton & Boggs LLP. Since October 2021, he has been a member of the Board of Directors of SPAR Group, Inc (Nasdaq: SGRP) and its Governance and Audit Committees. Since 1988, Mr. Wager has served on the board of Michael Anthony Holdings Inc. (formerly Michael Anthony Jewelers Inc. (Nasdaq: MAJJ), and he previously was on the board of Cascal N.V. a Dutch-based NYSE listed private utility company. Mr. Wager also has been a member and Chair of the Board of Directors of a Cleveland-based private equity firm, a member and Chair of the Board of Directors of the Cleveland-Cuyahoga County Port Authority, and a member of the White House Business Council. Mr. Wager recieved a J.D. from New York University School of Law, an M.A. from Columbia University, and a B.A. from The American University, Washington, D.C.

Compensation Discussion and Analysis

Our Compensation Philosophy

Our compensation philosophy is to compensate all employees (including our named executive officers) at a level sufficient to attract, motivate, and retain the talent we need to achieve or surpass our short-term and long-term goals for our business, without promoting irresponsible behavior. Guided by this philosophy, the pay and benefits practices of the Company reflect our vision and values, and the general condition of the economy, and are built on a framework of pay-for-performance, comprehensive position evaluations, and market-competitiveness. Executive management, with approval of our Board of Directors, fulfills our responsibility to promote the best interests of the Company through the execution of sensible compensation principles and practices.

EXECUTIVE COMPENSATION

Compensation Process

Our Compensation Committee is independent and involved. Each member of the committee is an independent director and is a non-employee director under the applicable rules of Nasdaq and the SEC, respectively. In fulfilling its duties and responsibilities, the Compensation Committee may consult with members of management and hire independent consultants. In addition, our Chief Executive Officer works with our Compensation Committee in making recommendations regarding our overall compensation policies and plans as well as specific compensation levels for our other officers and key employees, other than the Chief Executive Officer. Executives are not present for discussion of or decisions on their own compensation.

During fiscal year 2020, the Compensation Committee engaged compensation consultant Korn Ferry to advise the Compensation Committee regarding incentive plan design, performance measurement, design and use of equity compensation and relevant market practices and trends with respect to the compensation of our executive officers and senior management, as well as head hunting services. Korn Ferry prepared reports, delivered presentations and engaged in discussions with the Compensation Committee on executive compensation matters. Korn Ferry also reviewed and provided recommendations regarding director compensation. Korn Ferry’s work included a review of a peer group with similar business models to Byrna. The Compensation Committee considered the recommendations from Korn Ferry when reviewing and determining compensation matters to recommend to the full board. No compensation consultant was engaged during fiscal year 2021.

In early 2022, the Compensation Committee and the Audit Committee each met with the Chief People Officer and the Chief Executive Officer to assess human capital risks, including recruiting and retention challenges in the current environment. The Compensation Committee engaged independent compensation consultant FW Cook to provide it with independent advice as to the reasonableness of management and board compensation relative to peers and on the appropriateness of the compensation structure to meet the Company’s business strategy and human resources objectives, including to make recommendations to ensure the long-term incentive program is meaningful and motivating to participants.  The Compensation Committee assessed the independence of FW Cook in accordance with SEC rules and regulations and concluded that no conflict of interest exists that prevented them from being independent consultants to the Compensation Committee. In March 2022, FW Cook and the Compensation Committee recommended, and the Board approved, certain adjustments to the long-term incentive design to create an opportunity to better motivate participants and address retention concerns. See “Long-Term Incentive” below.

Compensation Components

We utilize three general forms of compensation for our named executive officers: base salary, short-term incentive compensation, and long-term incentive compensation. We deliver compensation at various levels of the organization in different ways.

Base salary

We pay base salaries to attract and retain talented employees, including our named executive officers. Base salary increases are driven primarily by demonstrated value to our organization and are reviewed annually and adjusted from time to time, based on a review of market data and an assessment of Company, business unit and individual performance and experience. Merit increases are awarded based on the performance of the employee.

Short-Term Incentives

We pay annual cash incentive compensation to our executive officers related to individual performance targets. We balance the security provided by a base salary with the “at-risk” feature of annual incentive compensation to attract and retain top quality employees and provide proper incentive to enhance the value of the Company’s common stock for its stockholders.

EXECUTIVE COMPENSATION

Long-Term Incentives

We link compensation levels with performance results to motivate, incent and retain employees and to seek to ensure sustained alignment with stockholder interests by providing equity-based awards to our executive officers under our 2020 Equity Incentive Plan (the “Plan”). We believe equity awards provide an important recruitment, motivational, and retention tool for our executive officers and other key employees, particularly in the extremely competitive current market. Long-term incentives available under the 2020 Plan include consist of equity-based awards, including restricted stock, restricted share units, stock appreciation rights and stock options. The Compensation Committee implements multi-year performance periods and time and performance-based vesting conditions to seek to facilitate the motivation and retention of key employees.

Our long-term incentive program implemented in October 2020 consists of front-loaded restricted stock unit grants to the CEO, other senior management, and key employees, with a three-year term. All awards to the CEO, and two-thirds of the awards to all other grantees, are subject to preset stock price performance triggers that must be met for the relevant tranche to be eligible to vest at the end of the three-year period. No awards will vest if the grantee does not remain employed until the end of the three-year period, nor can they vest if the price thresholds are not satisfied during the three-year period. The CEO grant was part of Mr. Ganz’s 3-year employment contract, and his grants were intended to be conditional upon his fulfilling that contract. An additional period of up to 12 months, but not beyond three years from grant, to meet price thresholds was included in the event the CEO resigned for good reason or was fired without cause during the agreement term and before the price performance conditions were satisfied. Only the first price trigger for the CEO, set at $20 sustained for 20 trading days, has been satisfied. None of the performance triggers built into two-thirds of the awards for other employees (at $30 and $40 per share, in each case for 20 trading days) or the other two-thirds of the CEO’s grant have been met.

The intent of Mr. Ganz’s contract and related RSU grant were to retain and motivate him for a full three-year period by granting incentive compensation for that period up front, with vesting tied directly to the performance of the Company’s stock, thereby aligning his interests with stockholders, and no vesting until the end of the three-year term. There was no intent to grant additional equity compensation to the CEO during the 3-year term of his employment contract, nor was any additional equity compensation granted to him in the fiscal year ended November 30, 2021. Similarly, RSU grants to other key employees that were structured based on the award to Mr. Ganz were intended to be up-front grants to generally cover the three-year period following each grant. As discussed above, during the Compensation Committee’s review process following the end of fiscal year 2021, FW Cook recommended and the Board adopted certain changes to the long-term incentive program to address changes in the employment market and the Company’s stock performance that had materially reduced the incentive value of the up-front RSU grants.

Fluctuations in our stock price have significantly depressed the motivational value of the RSU awards. Accordingly, in March of 2022, FW Cook recommended and the Board approved of the following adjustment: cancellation of 50% of the original RSU grants consisting of all of the portion of the RSU awards subject to a $40 stock price target and half of the portion of the RSU awards subject to a $30 stock tranche, and reissuance of the cancelled shares as time-based stock options with a ten-year term, exercisable at the fair market value on grant date. One third of the stock options will vest on the first anniversary of the grant, and the balance will vest in even quarterly increments over the following two years. These new option grants have no net impact on the overall number of shares reserved for issuance to the grantees and no additional dilutive impact on shareholders as a whole. Implementation of these changes to our long-term compensation is intended to provide more effective, ongoing long-term incentives to facilitate retention, while maintaining stock price performance-based units as a substantial part of the incentive equity package and maintaining alignment with shareholder experience.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all compensation paid to our named executive officers at the end of the fiscal years ended November 30, 2021 and 2020. Individuals we refer to as our “named executive officers” include our Chief Executive Officer and our two other most highly compensated executive officers during the fiscal year ended November 30, 2021 whose salary and bonus for services rendered in all capacities exceeded $100,000.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Total ($)
Bryan Ganz(2) - Chief Executive Officer	2021	450,000	337,500	—	787,500
	2020	345,000	362,500	3,347,529	4,055,029
David North(3) - Chief Financial Officer	2021	250,000	80,000	—	330,000
	2020	62,500	25,288	375,519	463,307
Lisa Wager(4) - Chief Legal Officer	2021	225,000	75,000		300,000
	2020	202,078	45,000	1,023,949	1,271,027

Notes:

(1)

All stock-based awards reported for the years ended November 30, 2021 and November 30, 2020 were restricted stock units that have not vested and will not vest unless the employee continues to be employed by the Company on a future date specified as detailed below with respect to each employee, in addition to other performance conditions and subject to the terms of the governing plan, the grant, and related grant agreements. The grant date fair value of these stock- based awards was determined using Monte-Carlo simulation model.

(2)

The stock-based award to Mr. Ganz reported for the year ended November 30, 2020 was a term of his employment agreement effective August 31, 2020, subject to stockholder approval, the terms of which employment agreement were approved by 99.533% of the stockholders voting at the Annual Meeting held on November 19, 2020. The restricted stock units have not vested and will not vest unless he continues to be employed by the Company through August 31, 2023 in addition to other performance conditions, and subject to the terms of the grant agreement.

(3)

David North became the Company’s Chief Financial Officer on August 31, 2020 and his 2020 salary reported is pro-rated for such period of time. His stock-based awards have not vested and will not vest unless he continues to be employed by the Company through December 1, 2023 in addition to other performance conditions, and subject to the terms of the grant agreement.

(4)

The stock-based award to Ms. Wager reported for the year ended November 30, 2020 was a grant of restricted stock units that have not vested and will not vest unless she continues to be employed by the Company through August 31, 2023 in addition to other performance conditions, and subject to the terms of the grant agreement.

Employment Agreements

Bryan Ganz

The Board of Directors and, on November 19, 2020 the stockholders of the Company approved, an employment with Bryan Ganz effective August 31, 2020 (the “Ganz Agreement”). The Ganz Agreement provides that Mr. Ganz will be paid an annual salary for $450,000, and a target bonus of 100%, of his base salary, subject to his achievement of criteria established by the Compensation Committee. In addition, in consideration of Mr. Ganz’ rendering of services thereunder, Byrna issued to Mr. Ganz 900,000 RSUs, (on a post-reverse split basis) under the 2020 Plan, which RSUs will vest on the third anniversary of grant, but only as to (i) one-third if Byrna’s stock trades above $20.00 on a 20-day closing volume weighted average price (“VWAP”) during the performance period, one-third if Byrna’s stock trades above $30.00 on a 20-day VWAP during the performance period, and (iii) one-third if Byrna’s stock trades above $40.00 on a 20-day VWAP during the performance period (all stock price triggers have and shall be adjusted to account for stock splits and reverse stock splits); provided, that Mr. Ganz must remain employed by Byrna for three years from the effective date of the Ganz Agreement (subject to certain terms therein) for any of the units to vest. Mr. Ganz is also entitled to participate in any employee benefit plans maintained by Byrna on behalf of its employees. The Ganz Agreement has a three-year term, with optional renewal by mutual agreement of the Company and Mr. Ganz.

In connection with the Ganz Agreement, Byrna and Mr. Ganz entered into a Non-competition and Non-solicitation Agreement, covering period of 12 months from the date of termination of Mr. Ganz’ employment.

David North

Effective August 31, 2020, Mr. North was appointed by the Board of Directors as Chief Financial Officer. In connection with Mr. North’s appointment as the Company’s Chief Financial Officer, he accepted an offer letter from the Company (the “Offer Letter”). The Offer Letter provides that Mr. North will be paid an annual base salary of $250,000 and may be eligible for a discretionary bonus. It further provided that Mr. North was expected to receive 600,000 restricted stock units (60,000 on a post-reverse split basis) that will vest based upon his time at the Company and the Company’s stock price appreciation. The offer letter also included an offer of employee benefits, including health insurance.

Lisa Wager

Ms. Wager has served pursuant to appointment by the Board of Directors as the Company’s Chief Legal Officer since October 2018 and since April 1, 2019 as Corporate Secretary. Effective December 1, 2022, Ms. Wager’s title and responsibilities changed from Chief Legal Officer to Chief Governance Officer. She continues to serve as Corporate Secretary.

Potential Payments upon Termination or Change of Control

In the event of termination of the Employment Agreement by Mr. Ganz for good reason or by Byrna without cause, Mr. Ganz will be entitled to receive (subject to his execution of a release): (a) the accrued amounts (i.e. any accrued but unpaid base salary and accrued by unused vacation, reimbursement for business expenses properly incurred, and employee benefits to which Mr. Ganz is entitled under employee benefit plans as of the termination date); (b) twelve months base salary plus an amount equal to the target bonus amount; (c) a period of up to 12 months, but in no event beyond August 31, 2023 (the end of the original three-year RSU term) to satisfy the price vesting triggers on the RSUs; and (d) reimbursement for monthly COBRA premiums paid by Mr. Ganz until the earliest of (i) the twelve month anniversary of the termination, (ii) termination of COBRA eligibility; and (iii) the date on which Mr. Ganz becomes eligible to receive substantially similar coverage from another source. In addition, Mr. Ganz would be able to exercise any vested options outstanding as of the date of such termination for the full original term of such options.

EXECUTIVE COMPENSATION

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning the outstanding equity awards of each of our 2021 Named Executive Officers as of November 30, 2021:

OPTION AWARDS						STOCK AWARDS
Name (a)	Number of securities underlying unexercised options (#) exercisable (b)	Number of securities underlying unexercised options (#) unexercisable (c)	Equity incentive plan awards: number of securities underlying unexercised unearned options (#) (d)	Option exercise price ($) (e)	Option expiration date (f)	Number of shares or units of stock that have not vested (#) (g)	Market value of shares or units of stock that have not vested(1) ($) (h)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#) (i)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($) (j)
Bryan Ganz	60,000	—	—	1.90	12/30/2024	300,000	4,416,000	600,000	8,832,000
David North	—	—	—	—	—	20,000	294,400	40,000	588,800
Lisa Wager	51,000	—	—	1.90	12/30/2024	50,000	736,000	100,000	1,472,000

(1)

All unvested stock-based awards listed are restricted stock units that will not vest until the third anniversary of the grant and only if certain performance triggers have been satisfied. See notes to the Summary Compensation Table above for vesting terms of the unvested restricted stock units held by Messrs. Ganz and North and Ms. Wager and changes to those awards made subsequent to November 30, 2021.

Pension Plan Benefits and Defined Contribution Plans

The Company does not have a pension plan or defined benefit plan that provides for payments or benefits to the Named Executive Officers at, following, or in connection with retirement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

DIRECTOR COMPENSATION

The following table summarizes the director compensation of our non-employee directors for fiscal year 2021:

Name(1)	Fees earned or paid in cash ($)	Stock- based Awards ($)(2)(3)	Total ($)
Paul Jensen	60,000	57,075	117,075
Herbert Hughes	65,000	57,075	122,075
Chris Lavern Reed	55,000	57,075	112,075
Clive Bode	48,177	57,075	105,252
Emily Rooney	9,167	—	9,167
Leonard Elmore(4)	—	—	—

(1)

Bryan Ganz, our Chairman and Chief Executive Officer, is not included in this table because Mr. Ganz is our employee, and thus received no compensation for his service as a director. The compensation received by Mr. Ganz as an employee of the Company is shown in the Summary Compensation Table on page 32.

(2)	All stock-based awards were restricted stock units valued here as of the grant date.

(3)

The number of option awards outstanding at our 2021 fiscal year end and held by the non-employee directors as of that date were as follows: 8,750 for Paul Jensen; 17,500 for Herbert Hughes; and zero for Chris Lavern Reed, Clive Bode and Emily Rooney. The number of restricted stock unit awards outstanding at our 2021 fiscal year end and held by the non-employee directors as of the that date were as follows: 3,873 vested for Paul Jensen; 3,873 unvested for Herbert Hughes; 3,873 unvested for Chris Lavern Reed; zero for Clive Bode; and zero for Emily Rooney.

(4)	Mr. Elmore was not a director during fiscal 2021.

During the fiscal year ended November 30, 2021, stock and cash compensation granted to each non-employee member of the Board of Directors was determined by the Compensation Committee based on certain criteria set in the 2020 fiscal year following consultation with the former compensation consultant including peer data and goals including incentive and retention. Each director who served a full year received 3,873 restricted stock units and $55,000, and each director who served less than a full year, but served as a director through the end of the fiscal year, received a pro-rated portion of the same. Mr. Bode, who resigned before the completion of his term of service, received a prorated portion of the $55,000 cash compensation and the same restricted stock units as the other directors listed above but subsequently forfeited those restricted stock units. Ms. Rooney, who joined the Board effective October 1, 2021, received a pro-rated award of cash and stock-based awards. Her stock-based award of 626 restricted stock units, valued at $14,348, is not reflected in the table above because it was not granted until after the end of the fiscal year. In addition, fixed cash amounts were granted to the chairs of the board committees and, where chairs departed during the fiscal year, such amount was awarded pro rata based on months served. The full-year stipend amounts for fiscal year 2021 were $10,000 for service as the chair of the Audit Committee, $7,500 for service as the chair of the Compensation Committee, and $5,000 for service as the chair of the Nominating and Governance Committee. The Lead Independent Director is entitled to a cash fee of $25,000 per annum starting with fiscal year 2022 for services in that position.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 11, 2022, information regarding beneficial ownership of our capital stock by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;
●	each of our named executive officers;
●	each of our directors; and
●	all our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of the applicable security, including options that are currently exercisable or exercisable within 60 days of April 11, 2022. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown that they beneficially own, subject to community property laws where applicable.

Our calculation of the percentage of beneficial ownership is based on 22,915,288 shares of our common stock issued and outstanding as of April 11, 2022. Common stock subject to stock options currently exercisable or exercisable within 60 days of April 11, 2022 are deemed to be outstanding for computing the percentage ownership of the person holding these securities and the percentage ownership of any group of which the holder is a member but are not deemed outstanding for computing the percentage of any other person.

Names and Address(1)	Common Stock	Percent of Class
Greater Than 5% Stockholders
Pierre Lapeyre Jr. c/o Riverstone Holdings LLC 712 Fifth Avenue, 36th Floor New York, NY 10019	2,891,943	12.62%
Named Executive Officers
Bryan Scott Ganz(2)	1,077,050	4.70%
Lisa Wager(3)	231,389	1.01%
David North	2,381	*
Non-employee Directors
Leonard Elmore	—	*
Herbert Hughes(4)	126,241	*
Chris Lavern Reed	3,751	*
Emily Rooney	—	*
All Executive Officers and Directors as a group	1,464,677	6.39%

* Less than 1%

(1)	Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Byrna Technologies Inc., 100 Burtt Road, Suite 115, Andover, Massachusetts 01810.

(2)

Consists of (i) 525,638 shares of common stock owned by Mr. Ganz in his individual capacity, (ii) 478,059 shares of common stock owned by Northeast Industrial Partners LLC, of which Mr. Ganz is the majority holder, and (iii) 70,753 and 2,600 shares of common stock owned by the Judith Ganz Trust and the David Ganz Trust, respectively, of which Mr. Ganz is the trustee.

(3)	Consists of (i) 197,758 shares of our common stock owned by Ms. Wager, and (ii) options exercisable into 33,631 shares of our common stock within 60 days of March 24, 2022.

(4)	Consists of (i) 108,741 shares of our common stock owned by Mr. Hughes, and (ii) options exercisable into 17,500 shares of our common stock within 60 days of March 24, 2022.

Changes in Control

We are not aware of any arrangements that may result in “changes in control” as that term is defined by the provisions of Item 403(c) of Regulation S-K

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Relationships and Related Transactions

On April 13, 2018, the Company entered into a Purchase and Sale Agreement (the “Purchase and Sale Agreement”) with André Buys pursuant to which the Company purchased certain intellectual property from Mr. Buys for consideration to consist of a first payment of cash at the closing and a second payment of $500,000 cash or $750,000 in Company’s common stock (the “Second Payment”), and engaged him as its Chief Technology Officer (“CTO”). Under the Purchase and Sale Agreement, the Company is prohibited from terminating Mr. Buys without cause prior to April 13, 2021. On December 19, 2019, the Company and Buys entered into an amendment to the Agreement (the “Amendment”) which provided, among other things, that in lieu of the Second Payment the Company would issue to Mr. Buys (and/or his designees) shares of restricted common stock of the Company valued at $630,000 as soon after the effective date of the Amendment as it is approved by the Company's Board. The Company also agreed to make an additional cash payment of $80,000 to Mr. Buys, which has been paid. Under the Amendment the number of shares to be issued was to be calculated based on the average closing price of the Company's stock for the 20 days before the Amendment was signed and approved by the Board, both of which occurred on December 19, 2019. The Amendment also terminated Mr. Buys' security interest in and reversionary rights to the intellectual property covered by the Agreement, modified certain terms of the Purchase and Sale Agreement relating to royalties, raised Mr. Buys' compensation as CTO to $12,500 per month and provided that, upon Mr. Buy's relocation to Boston, he would become a full-time employee of the Company and earn a salary of $14,000 per month plus certain benefits. The Company expensed $389,992 and $204,813 and $8,333 for royalties due to Mr. Buys during the years ended November 30, 2021, 2020, and 2019 respectively. The Company also recorded stock-based compensation expense of $6,341, $16,909, and $16,909 during the years ended November 30, 2021, 2020, and 2019 respectively, related to stock options granted to Buys in 2018 to acquire 1,500,000 shares of common stock (150,000 shares on a post-reverse split basis).

The Company leased office premises at Wakefield, Massachusetts for rent, utilities and maintenance charge of approximately $2,476 per month from a corporation owned and controlled by the Company’s President and, effective April 1, 2019, CEO of the Company. This lease was terminated on June 30, 2020. The Company expensed $19,810 for these items during the year ended November 30, 2020. The Company subleased office premises at its Massachusetts headquarters to a corporation owned and controlled by the same individual beginning July 1, 2020. Sublease payments received were $12,040 and $0 for the years ended November 30, 2021 and November 30, 2020, respectively.

Related Person Transactions Policy and Procedure

The Audit Committee must review and approve any related person transaction we propose to enter into. The Audit Committee is responsible for overseeing the policies and procedures relating to transactions that may present actual, potential or perceived conflicts of interest and may raise questions as to whether such transactions are consistent with the best interest of our company and our stockholders. In addition, the Audit Committee will keep the Company’s independent auditors informed of the Committee’s understanding of the Company’s relationships and transactions with related parties that are significant to the company.

Any potential related party transaction that is brought to the audit committee's attention will be analyzed by the Audit Committee, in consultation with outside counsel or members of management, as appropriate, to determine whether the transaction or relationship does, in fact, constitute a related party transaction. At its meetings, the Audit Committee will be provided with the details of each new, existing or proposed related party transaction, including the terms of the transaction, the business purpose of the transaction and the benefits to us and to the relevant related party.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Limitation of Liability and Indemnification of Directors and Officers

We are incorporated under the laws of the State of Delaware. Section 145 of the Delaware General Corporation Law (“DGCL”) provides that a Delaware corporation may indemnify any persons who are, or are threatened to be made, parties to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was an officer, director, employee, or agent of such corporation, or is or was serving at the request of such corporation as an officer, director, employee, or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit, or proceeding, provided that such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the corporation’s best interests and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was illegal. A Delaware corporation may indemnify any persons who are, or are threatened to be made, parties to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee, or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee, or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, provided that such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the corporation’s best interests, except that no indemnification is permitted without judicial approval if such person is adjudged to be liable to the corporation. To the extent that a present or former officer or director is successful on the merits or otherwise in the defense of any action, suit, or proceeding referred to above, or in the defense of any claim, issue, or matter therein, the corporation must indemnify him or her against the expenses (including attorneys’ fees) that such officer or director has actually and reasonably incurred. Our Certificate of Incorporation, as amended, provides that our directors will not be personally liable to the company or our stockholders except for liability (i) for any breach of the director’s duty of loyalty to the company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived improper personal benefit. In addition, our Bylaws, as amended, provides for the indemnification of our directors and officers to the fullest extent permitted by law.

Section 102(b)(7) of the DGCL permits a corporation to provide in its Certificate of Incorporation, as amended, that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duties as a director, except for liability for any:

•	breach of a director’s duty of loyalty to the corporation or its stockholders;

•	act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•	unlawful payment of dividends or redemption of shares; or

•	transaction from which the director derives an improper personal benefit.

Our Bylaws, as amended, provide that expenses incurred by any director in defending any such action, suit or proceeding in advance of its final disposition shall be paid by us, provided such director must repay amounts in excess of the indemnification such director is ultimately entitled to.

We have entered into indemnification agreements with our directors, executive officers and certain other officers and agents pursuant to which they are provided indemnification rights that are broader than the specific indemnification provisions contained in the DGCL.

Section 174 of the DGCL provides, among other things, that a director who willfully or negligently approves of an unlawful payment of dividends or an unlawful stock purchase or redemption may be held liable for such actions. A director who was either absent when the unlawful actions were approved, or dissented at the time, may avoid liability by causing his or her dissent to such actions to be entered on the books containing the minutes of the meetings of the board of directors at the time such action occurred or immediately after such director receives notice of the unlawful actions.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Arrangements between Directors and Officers

To our knowledge, there is no arrangement or understanding between any of our officers or directors and any other person pursuant to which the officer or Director was selected to serve or was elected, respectively.

Family Relationships

There are no family relationships between any of our officers or directors except that Lisa Wager, our Chief Governance Officer and Corporate Secretary, and Michael Wager, our Chief Strategy Officer, are cousins by marriage.

Delinquent Section 16 Reports

The Company became subject to Section 16(a) of the Exchange Act when its stock was listed for trading on Nasdaq effective May 28, 2021. Our executive officers, directors and beneficial owners of more than 10% of our Common Stock are required under Section 16(a) of the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of those reports must also be furnished to us.

Based solely on a review of the copies of the reports furnished to us, and written representations from certain reporting persons that no other reports were required, we believe that during the year ended November 30, 2021, the reporting persons complied on a timely basis with all Section 16(a) filing requirements applicable to them, other than: (i) the initial forms 3’s filed by or on behalf of Bryan Ganz, Herbert Hughes, Paul Jensen, Clive Bode, David North, Lisa Wager, Michael Wager, Michael Gillespie, Emily Rooney, Luan Pham and Pierre Lapeyre Jr.; (ii) the forms 4 filed on August 4, 2021 on behalf of Michael Wager, Bryan Ganz, David North, Chris Lavern Reed, and Lisa Wager; and (iii) the form 4 filed on or on behalf of Herbert Hughes on March 2, 2022.

PRINCIPAL ACCOUNTING FEES AND SERVICES

PRINCIPAL ACCOUNTING FEES AND SERVICES

The following table sets forth the aggregate fees billed for each of the last two fiscal years for professional services rendered by EisnerAmper LLP, the principal accountant for the audit of the Company's financial statements and review of financial statements included in the Company's reports for the fiscal years ended November 30, 2021 and November 30, 2020.

	2021	2020
Audit Fees	$443,040	$218,547
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	96,435	20,384
TOTAL	$539,475	$238,931

Notes

(1)

Audit Fees include fees for services rendered for the audit of our annual consolidated financial statements, the review of financial statements included in our quarterly reports on Form 10-Q, review of our 2021 S-1 filings and assistance with and review of documents filed with the SEC and consents and other services normally provided in connection with statutory and regulatory filings or engagements.

(2)

Audit-Related Fees would principally include fees incurred for due diligence in connection with potential transactions and accounting consultations. There were no audited-related fees incurred with EisnerAmper LLP in the fiscal years ended November 30, 2021 and 2020.

(3)

Tax Fees would include fees for services rendered for tax compliance, tax advice, and tax planning. There were no tax fees incurred with EisnerAmper LLP in the fiscal years ended November 30, 2021 and 2020.

(4)

All Other Fees include professional services rendered by EisnerAmper LLP, for compliance with state and local sales taxes and an analysis of the impact of Internal Revenue Code section 382 on the availability of the Company’s past net operating losses for application against future income taxes.

All of the services performed in the fiscal years ended November 30, 2021 and 2020 were pre-approved by the Audit Committee. It is the Audit Committee’s policy to pre-approve all audit and permitted non-audit services to be provided to us by the independent registered public accounting firm. The Audit Committee’s authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full audit committee at its first meeting following such decision. In addition, the Audit Committee has considered whether the provision of the non-audit services above is compatible with maintaining the independent registered public accounting firm’s independence.

CHANGE IN ACCOUNTING FIRM

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

By letter dated June 9, 2020, the Company’s former independent registered public accounting firm, Mayer Hoffman McCann CPAs, the New York Practice of Mayer Hoffman McCann P.C. (“MHM”), voluntarily resigned, effective June 8, 2020.

MHM’s report on the Company’s financial statements for the fiscal year ended November 30, 2019, the only fiscal year MHM was the Company’s independent registered public accounting firm, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles, except that the report contained a paragraph stating that there was substantial doubt about the Company's ability to continue as a going concern.

For the fiscal year ended November 30, 2019 and during the subsequent interim periods through June 15, 2020, there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and MHM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MHM, would have caused MHM to make reference to the subject matter of the disagreements in connection with MHM’s report on the Company’s financial statements for such fiscal year.

For the fiscal year ended November 30, 2019 and during the subsequent interim period ended February 29, 2020, the Company had reportable events related to material weaknesses in the Company’s internal control over financial reporting (as defined in Item 304(a)(1)(v) of Regulation S-K). The material weakness in internal control over financial reporting resulted from (a) small accounting department where segregation of duties cannot be completely accomplished at this stage in our corporate lifecycle, (b) employee turnover and new personnel processing financial information, and (c) not having adequate personnel to evaluate the accounting for complex, non-routine transactions which resulted in an error in the accounting for our 2018 convertible notes.

The Company provided MHM with a copy of the disclosures required by Item 304(a) contained in our Report on Form 8-K prior to its filing with the SEC and requested that MHM provide the Company with a letter addressed to the SEC stating whether MHM agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K. A copy of that letter, dated June 15, 2020, furnished by MHM in response to that request, is filed as Exhibit 16.1 to our Current Report on Form 8-K, filed with the SEC on June 15, 2020.

Effective June 15, 2020, the Company’s Board of Directors appointed EisnerAmper LLP (“EisnerAmper”) as the Company’s new independent registered public accounting firm.

For the fiscal years ended November 30, 2018 and November 30, 2019 and during the subsequent interim periods through June 15, 2020, neither the Company nor anyone acting on behalf of the Company had consulted EisnerAmper regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did EisnerAmper provide a written report or oral advice to the Company that EisnerAmper concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

PROPOSAL 2: RATIFICATION OF ACCOUNTING FIRM

PROPOSAL 2: RATIFICATION OF ENGAGEMENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending November 30, 2022. EisnerAmper LLP has served as our independent registered public accounting firm since June 15, 2020. The Audit Committee is responsible for the appointment, retention, termination, compensation and oversight of the work of our independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work. To execute this responsibility, the Audit Committee engages in a comprehensive annual evaluation of the independent auditor’s qualifications, performance and independence and whether the independent registered public accounting firm should be rotated, and considers the advisability and potential impact of selecting a different independent registered public accounting firm.

Although ratification of the appointment of our independent registered public accounting firm is not required by our By-laws or otherwise, the Board is submitting the appointment of EisnerAmper LLP to our stockholders for ratification because we value the views of our stockholders. In the event that our stockholders fail to ratify the appointment of EisnerAmper LLP, the Audit Committee will reconsider the appointment of EisnerAmper LLP. Even if the appointment is ratified, the ratification is not binding and the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders. .

Vote Required

The affirmative vote of a majority of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending November 30, 2022.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2022.

PROPOSAL 3: AMENDMENT OF CERTIFICATE OF INCORPORATION

PROPOSAL 3: APPROVAL OF THE AMENDMENT OF CERTIFICATE OF INCORPORATION

Our Certificate of Incorporation currently authorizes the issuance of 300,000,000 shares of Common Stock, par value $0.001 per share. On April 26, 2022, our Board of Directors approved a proposal to amend our Certificate of Incorporation to decrease the number of shares of Common Stock that we are authorized to issue from 300,000,000 shares to 50,000,000 shares, subject to stockholder approval.

As of April 22, 2022, of 300,000,000 currently authorized shares of Common Stock, 22,915,288 were issued and outstanding. Additionally, 59,304 shares remained available for issuance under our 2020 Equity Incentive Plan.

Purpose of the Amendment

As a Delaware corporation, we are required annually to make franchise tax payments to the State of Delaware in an amount determined, in part, by the total number of shares of capital stock we are authorized to issue under our Certificate of Incorporation. Accordingly, by reducing the number of authorized shares of our Common Stock, we will significantly reduce the amount of our annual franchise tax obligation, based on current Delaware law. Additionally, the reduction in the number of authorized shares would decrease the potential dilution to our stockholders that could result from future issuances of stock.

Our Board of Directors believes the proposed amendment to be advisable and in the best interests of the Company and our stockholders and is accordingly submitting the proposed amendment to be voted on by the stockholders in order to preserve capital, minimize franchise tax obligations to the State of Delaware, and reduce potential dilution. If the authorization of a decrease in the available Common Stock is not approved, the Company will continue to incur higher than desired franchise taxes owed to the State of Delaware.

Text of the Amendment

Our Board of Directors proposes to amend Article 4, Paragraph 4.A of our Certificate of Incorporation so that it would read in its entirety as follows:

“The authorized capital stock of the Corporation shall consist of 50,000,000 shares of common stock, $0.001 par value, and 5,000,000 shares of preferred stock, $0.001 par value.”

The Certificate of Amendment attached hereto as Appendix A reflects the changes that will be implemented to our Certificate of Incorporation if this Proposal No. 3 is approved by the stockholders.

Potential Adverse Effects of Amendment

The proposed decrease in the number of authorized shares of our Common Stock could adversely affect us. We will have less flexibility to issue shares of Common Stock, including in connection with a potential merger or acquisition, stock dividend or equity offering. In the event that our Board of Directors determines that it would be in our best interest and the best interest of our stockholders to issue a number of shares of Common Stock in excess of the number of then authorized but unissued and unreserved shares of Common Stock, we would be required to seek the approval of our stockholders to increase the number of shares of authorized Common Stock, as applicable. If we are not able to obtain the approval of our stockholders for such an increase in a timely fashion, we may be unable to take advantage of opportunities that might otherwise be advantageous to us and our stockholders. However, our Board of Directors believes that these potential risks are outweighed by the anticipated benefits of reducing our Delaware franchise tax obligations.

PROPOSAL 3: AMENDMENT OF CERTIFICATE OF INCORPORATION

Effectiveness of Amendment

If the proposed amendment is adopted, the number of authorized shares of our Common Stock will be decreased from 300,000,000 to 50,000,000. The proposed preferred stock amendment will not change the par value of the shares of our Common Stock, affect the number of shares of our Common Stock that are outstanding, or affect the rights or privileges of holders of shares of our Common Stock. If the proposed amendment is adopted, it will become effective upon the filing of a certificate of amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, which the Company expects to file promptly after the Annual Meeting. If the proposed amendment is not approved by the Company’s Stockholders, the number of authorized shares of Common Stock will remain unchanged.

Vote Required

The affirmative vote of a majority of our outstanding shares of common stock entitled to vote at the Annual Meeting is required for the amendment to the Certificate of Incorporation to reduce the authorized shares of common stock.

THE BOARD OF DIRECTORS UANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO REDUCE THE AUTHORIZED SHARES OF COMMON STOCK.

PROPOSAL 4: AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

PROPOSAL 4: AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

General

On October 23, 2020, our Board adopted the Byrna Technologies Inc. 2020 Equity Incentive Plan (the “2020 Plan”). The 2020 Plan was approved by the stockholders at our 2020 Annual Meeting of Stockholders on November 19, 2020. Our Board approved the 2020 Plan, as amended and restated as described below, on April 26, 2022, subject to, and to be effective upon, the approval of this Proposal 4 by our stockholders at the Annual Meeting.  The proposal is to increase the authorized share reserve by 1,300,000 shares, as well as to enhance certain governance provisions within the 2020 Plan.

The general purpose of the 2020 Plan is to provide a means whereby directors, officers, managers, employees, consultants and advisors of Byrna and its subsidiaries by providing a means for them to acquire and maintain an equity interest in Byrna, or be paid incentive compensation, which may be measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its subsidiaries and aligning their interests with those of the Company’s stockholders.

Our Board believes that the granting of stock options, restricted stock awards, unrestricted stock awards and similar kinds of equity-based compensation promotes continuity of management and increases incentive and personal interest in the welfare of our Company by those who are primarily responsible for shaping and carrying out our long range plans and securing our growth and financial success.

As of April 22, 2022, there are only 59,304 remaining shares of our common stock available for issuance under the 2020 Plan. If the 2020 Plan, as amended and restated, is not approved, we may be unable to continue to offer competitive equity-based compensation and would need to consider other compensation alternatives. The increase in the number of shares available under the 2020 Plan as described below will allow us to continue to provide equity incentive awards as part of our compensation objectives to attract and retain talented employees and provide them with the right incentives to execute our strategic objectives while maximizing our stockholders’ investment in our company. Our Board believes that the 2020 Plan plays an essential role in providing long-term, performance-based incentives aligned with stockholder interests.

Based solely on the closing price of our common stock as reported on The NASDAQ Capital Market on April 22, 2022, the maximum aggregate market value of the 1,300,000 additional shares that could potentially be issued under the 2020 Plan, as amended and restated, is approximately $8,944,000. The shares available for issuance by us under the 2020 Plan will be authorized but unissued shares.

The following tables detail our outstanding equity awards as of April 22, 2022, our equity grants:

Outstanding Equity Details	11/30/2021	4/22/2022
Stock Options outstanding	586,783	1,297,914
Weighted Average Exercise Price	$3.48	$7.73
Weighted Average Remaining Term	3.07	7.81
RSUs + PSUs (non-vested)	1,594,120	787,122
Shares available	199,931	59,304
Common shares outstanding	23,754,096	22,915,288

PROPOSAL 4: AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

The table below illustrates our equity use, including performance-based awards earned, in each of the past three fiscal years:

Equity Plan Burn Rate Details	Fiscal Year
	2019	2020	2021
A: Stock options granted	12,000	453,550	62,000
B: RSUs granted (time-vested only)	0	224,500	74,493
PSUs granted (performance-vested)	0	1,349,000	100,000
C: PSUs vested or earned	0	0	0
D: Weighted-average common shares outstanding	10,354,383	12,678,747	19,610,039
Burn rate (A + B + C)/D	0.1%	5.3%	0.7%	3 yr avg = 2.1%

All numbers reflect the 10:1 reverse stock split effected on April 27, 2021

Background Related to Proposed Amendments to the 2020 Plan

We are asking stockholders to approve the amendment and restatement of the 2020 Plan to increase the shares available for issuance pursuant to awards granted under the 2020 Plan by 1,300,000, which results in a total plan size of 3,800,000 shares. Additionally, the amendment and restatement would add features designed to provide protection for stockholders as further described below. While our Board and the Compensation Committee believe that equity and equity-based awards are an important component of our overall compensation program, the Compensation Committee prioritizes stockholder interests in evaluating the awards to be granted to executives and other employees in its administration of the Equity Plan.  The 2020 Plan, if stockholders approve the amendment and restatement, will include the following provisions:

•	No Dividends on Unvested Restricted Shares or RSUs. Holders of unvested Restricted Stock or Restricted Stock Units will not have any rights to receive dividends with respect to such Awards.

•

Minimum Vesting Period. Generally, all awards will have a minimum vesting period of at least one year, subject to an exception of 5% of the aggregate shares authorized for grant under the 2020 Plan and certain other limited exceptions as described below and in the 2020 Plan.

•

Awards Subject to Forfeiture or Clawback. Awards under the 2020 Plan will be subject to clawback in certain circumstances as well as any other forfeiture and penalty conditions determined by the Compensation Committee in the Company’s clawback policy.

Description of the Amended and Restated 2020 Equity Incentive Plan

The following is summary of the material features that will be present in the 2020 Plan, as amended and restated, if approved by stockholders. This is a summary only and is qualified in its entirety by reference to the complete text of the 2020 Plan, as amended and restated, which is attached as Annex B hereto.

Administration. In general, the 2020 Plan is administered by the Compensation Committee of our Board. The Compensation Committee determines the persons to whom options to purchase shares of our Common Stock, stock appreciation rights (“SARs”), restricted stock units (“RSUs”), and restricted or unrestricted shares of our Common Stock may be granted. The Compensation Committee may also establish rules and regulations for the administration of the 2020 Plan and amendments or modifications of outstanding awards, subject to stockholder approval where required under applicable laws. The Compensation Committee may delegate authority to the chief executive officer and/or other executive officers to grant options and other awards to employees (other than themselves), subject to applicable law and the 2020 Plan. No options, stock purchase rights or awards may be made under the 2020 Plan on or after October 23, 2030, but the 2020 Plan will continue thereafter while previously granted options, SARs or other awards remain outstanding.

PROPOSAL 4: AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

Eligibility. Persons eligible to receive options, SARs or other awards under the 2020 Plan are those employees, officers, directors, consultants, advisors and other individual service providers of our Company and our subsidiaries who, in the opinion of the Compensation Committee, are in a position to contribute to our success, or any person who is determined by the Compensation Committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any subsidiary.  As awards under the 2020 Plan are within the discretion of the Compensation Committee, the Company cannot determine how many individuals in each of the categories described above will receive awards.

Shares Subject to the 2020 Plan. The aggregate number of shares of Common Stock available for issuance in connection with options and other awards granted under the 2020 Plan is 3,800,000.

“Incentive stock options”, or “ISOs”, that are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) may be granted under the 2020 Plan with respect to all of the 3,800,000 shares of Common Stock authorized for issuance under the 2020 Plan. If any option or SAR granted under the 2020 Plan terminates without having been exercised in full or if any award is forfeited, or is settled in cash, the number of shares of Common Stock as to which such option or award was forfeited, withheld or paid, will be available for future grants under the 2020 Plan.

The number of shares authorized for issuance under the 2020 Plan and the foregoing share limitations are subject to customary adjustments for stock splits, stock dividends or similar transactions.

Terms and Conditions of Options.  The Compensation Committee will determine the exercise price of options granted under the 2020 Plan. The exercise price of stock options may not be less than the fair market value per share of our Common Stock on the date of grant (or 110% of fair market value in the case of ISOs granted to a ten-percent stockholder).

If on the date of grant the Common Stock is listed on a stock exchange or is quoted on the automated quotation system of Nasdaq Capital Market, the fair market value will generally be the closing sale price on the date of grant (or the last trading day on which trades were made before the date of grant if no trades occurred on the date of grant), or if the Common Stock is not listed on a national securities exchange, the fair market value will be the mean between the bid and offered prices as quoted by any nationally recognized interdealer quotation system for such date or, in the absence of quoted bid and offered prices on such date, the mean between the bid and offered prices as quoted on the immediately preceding date on which such amounts were quoted. If no such prices are available, the fair market value will be determined in good faith by the Compensation Committee based on the reasonable application of a reasonable valuation method.

No option may be exercisable for more than ten years (five years in the case of an ISO granted to a ten-percent stockholder) from the date of grant. Options granted under the 2020 Plan will be exercisable at such time or times as the Compensation Committee prescribes at the time of grant. No employee may receive ISOs that first become exercisable in any calendar year in an amount exceeding $100,000. The Compensation Committee may, in its discretion, permit a holder of an option to exercise the option before it has otherwise become exercisable, in which case the shares of our Common Stock issued to the recipient will continue to be subject to the vesting requirements that applied to the option before exercise.

Generally, the option price may be paid (a) in cash or cash equivalent, or (b) by such other means as the Compensation Committee may accept. The Compensation Committee is also authorized to establish a cashless exercise program and to permit the exercise price (or tax withholding obligations) to be satisfied by reducing from the shares otherwise issuable upon exercise a number of shares having a fair market value equal to the exercise price.

No option may be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime an option may be exercised only by the recipient. However, the Compensation Committee may permit the holder of an option (other than an ISO), SAR or other award to transfer the option, right or other award to immediate family members or a family trust for estate planning purposes. The Compensation Committee will determine the extent to which a holder of a stock option may exercise the option following termination of service with us.

PROPOSAL 4: AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

Stock Appreciation Rights. The Compensation Committee may grant SARs, independent of or in connection with an option. The Compensation Committee will determine the other terms applicable to SARs. The strike price per share of a SAR will be determined by the Compensation Committee, but the strike price may not be less than the fair market value per share of our Common Stock on the date of grant of the SAR. The maximum term of any SAR granted under the 2020 Plan is ten years from the date of grant. Generally, each SAR will entitle a participant upon exercise to an amount equal to: the number of shares of Common Stock subject to the SAR that are being exercised multiplied by the excess, if any, of the fair market value of one share of Common Stock on the exercise date over the applicable strike price, less an amount equal to any applicable federal, state, local and non-U.S. income and employment taxes required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock valued at fair market value, or any combination thereof, as determined by the Committee. Any fractional shares of Common Stock shall be settled in cash.

Restricted Stock and Restricted Stock Units. The Compensation Committee may award restricted shares of Common Stock and/or RSUs under the 2020 Plan. Restricted stock awards consist of shares of stock that are transferred to a participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. RSUs confer the right to receive shares of our Common Stock, cash, or a combination of shares and cash, at a future date upon or following the attainment of certain conditions specified by the Compensation Committee. The restrictions and conditions applicable to each award of restricted stock or RSUs may include performance-based conditions. Holders will not have the right to receive dividends on any unvested shares of restricted stock. Unless the Compensation Committee determines otherwise, holders of restricted stock will have the right to vote the shares.

Other Stock-Based Awards. The Compensation Committee may award other types of equity-based awards under the 2020 Plan, including the grant of shares of our Common Stock that do not have vesting requirements.

Minimum Vesting Requirements. No award will be granted with a lapse of any vesting obligations earlier than at least one year following the date of grant. Notwithstanding the foregoing, the Compensation Committee may grant up to a maximum of five percent of the aggregate number of shares available for issuance under the 2020 Plan (subject to certain equitable adjustments), without regard to this minimum vesting requirement, and the minimum vesting requirement does not apply to (i) any substitute awards (as defined in the plan), (ii)  awards to directors that vest on the earlier of the one year anniversary of the date of grant or the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (iii) the Compensation Committee’s discretion to provide for accelerated exercisability or vesting of any award, including in cases of retirement, death, disability or a change-in-control, in the terms of the award or otherwise.

Clawback and Recoupment. Awards under the 2020 Plan will be subject to recovery or “clawback” by the Company if and to the extent that the vesting of such awards was determined or calculated based on materially inaccurate financial statements or any other material inaccurate performance metric criteria, and if the Company or any of its subsidiaries terminate a participant’s service relationship due to the grantee’s gross negligence or willful misconduct, which conduct, directly or indirectly, results in the Company preparing an accounting restatement. Awards will also be subject to any clawback policy the Company may have in effect from time to time.

Effect of Certain Corporate Transactions. The Compensation Committee may, at the time of the grant of an award provide for the effect of a change in control (as defined in the 2020 Plan) on any award, including (i) accelerating or extending the time periods for exercising, vesting in, or realizing gain from any award, (ii) eliminating or modifying the performance or other conditions of an award, or (iii) providing for the cash settlement of an award for an equivalent cash value, as determined by the Compensation Committee. The Compensation Committee may, in its discretion and without the need for the consent of any recipient of an award, also take one or more of the following actions contingent upon the occurrence of a change in control: (a) cause any or all outstanding options and SARs to become immediately exercisable, in whole or in part; (b) cause any other awards to become non-forfeitable, in whole or in part; (c) cancel any option or SAR in exchange for a substitute option; (d) cancel any award of restricted stock, or RSUs, in exchange for a similar award of the capital stock of any successor corporation; (e) cancel or terminate any award for cash and/or other substitute consideration in exchange for an amount of cash and/or property equal to the amount, if any, that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the change in control, but if the change in control consideration with respect to any option or SAR does not exceed its exercise price or strike price, as applicable, the option or SAR may be canceled without payment of any consideration; or (f) make such other modifications, adjustments or amendments to outstanding awards as the Compensation Committee deems necessary or appropriate.

PROPOSAL 4: AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

Amendment, Termination. Our Board may at any time amend the 2020 Plan for the purpose of satisfying the requirements of the Code, or other applicable law or regulation or for any other legal purpose, provided that, without the consent of our stockholders, the Board may not (a) increase the number of shares of Common Stock available under the 2020 Plan, (b) change the group of individuals eligible to receive options, SARs and/or other awards, or (c) extend the term of the 2020 Plan.

U.S. Federal Income Tax Consequences

Following is a summary of the U.S. federal income tax consequences of option and other grants under the 2020 Plan. Optionees and recipients of other rights and awards granted under the 2020 Plan are advised to consult their personal tax advisors before exercising an option or SAR or disposing of any stock received pursuant to the exercise of an option or SAR or following the vesting and payment of any award. In addition, the following summary is based upon an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change and does not address state, local, foreign or other tax laws.

Treatment of Options. The Code treats incentive stock options and nonstatutory stock options differently. However, as to both types of options, no income will be recognized to the optionee at the time of the grant of the options under the 2020 Plan, nor will our Company be entitled to a tax deduction at that time.

Generally, upon exercise of a nonstatutory stock option (including an option intended to be an incentive stock option but which has not continued to so qualify at the time of exercise), an optionee will recognize ordinary income tax on the excess of the fair market value of the stock on the exercise date over the exercise price. Our Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee in the fiscal year which includes the end of the optionee’s taxable year. We will be required to satisfy applicable withholding requirements in order to be entitled to a tax deduction. In general, if an optionee, in exercising a nonstatutory stock option, tenders shares of our Common Stock in partial or full payment of the exercise price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of an incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the incentive stock option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the incentive stock option.

For incentive stock options, there is no taxable income to an optionee at the time of exercise. However, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taken into account in determining whether the “alternative minimum tax” will apply for the year of exercise. If the shares acquired upon exercise are held until at least two years from the date of grant and more than one year from the date of exercise, any gain or loss upon the sale of such shares, if held as capital assets, will be long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). Under current federal income tax law, a long-term capital gain will be taxed at a rate which is less than the maximum rate of tax on ordinary income. If the two-year and one-year holding period requirements are not met (a “disqualifying disposition”), an optionee will recognize ordinary income in the year of disposition in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. The remainder of the gain will be treated as long-term capital gain, depending upon whether the stock has been held for more than a year. If an optionee makes a disqualifying disposition, our Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.

In general, if an optionee, in exercising an incentive stock option, tenders shares of Common Stock in partial or full payment of the exercise price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of another incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the other option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the other option.

As noted above, the exercise of an incentive stock option could subject an optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances which exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of the Common Stock on the date of exercise of an option exceeds the exercise price of the option will constitute an item of “adjustment” for purposes of determining the alternative minimum taxable income on which the alternative tax may be imposed. As such, this item will enter into the tax base on which the alternative minimum tax is computed, and may therefore cause the alternative minimum tax to become applicable in any given year.

PROPOSAL 4: AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

Treatment of Stock Appreciation Rights. Generally, the recipient of a SAR will not recognize any income upon grant of the SAR, nor will our Company be entitled to a deduction at that time. Upon exercise of a SAR, the holder will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction, equal to the excess of the fair market value of our Common Stock on the date of exercise over the strike price of the SAR.

Treatment of Restricted Stock and RSU Awards. Generally, absent an election to be taxed currently under Section 83(b) of the Code (a “Section 83(b) Election”), there will be no federal income tax consequences to either the recipient or our Company upon the grant of a restricted stock award or award of performance shares. At the expiration of the restriction period and the satisfaction of any other restrictions applicable to the restricted shares, the recipient will recognize ordinary income and our Company generally will be entitled to a corresponding deduction equal to the fair market value of the Common Stock at that time. If a Section 83(b) Election is made within 30 days after the date the restricted stock award is granted, the recipient will recognize an amount of ordinary income at the time of the receipt of the restricted shares, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time, less any amount paid by the recipient for the shares. If a Section 83(b) Election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the shares (and prior to the sale of such shares), but, if the shares are subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of the receipt of the shares.

The recipient of an unrestricted stock award will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value of our Common Stock that is the subject of the award when the award is made.

The recipient of a restricted stock unit will recognize ordinary income as and when the units vest. The amount of the income will be equal to the fair market value of the shares of our Common Stock issued at that time, and our Company will be entitled to a corresponding deduction. The recipient of a restricted stock unit will not be permitted to make a Section 83(b) Election with respect to such award.

Parachute Payments. The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change of control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in Section 280G of the Code. Any such parachute payments may be non-deductible to us, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Section 409A. If an award under the 2020 Plan is subject to Section 409A of the Code, but does not comply with the requirements of Section 409A of the Code, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Participants are urged to consult with their tax advisors regarding the applicability of Section 409A of the Code to their awards.

Tax Withholding. As and when appropriate, we shall have the right to require each optionee purchasing shares of Common Stock and each grantee receiving an award of shares of Common Stock under the 2020 Plan to pay any federal, state or local taxes required by law to be withheld.

PROPOSAL 4: AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

New Plan Benefits

The number of shares that may be granted to our Chief Executive Officer, executive officers, non-employee directors and non-executive officers under the 2020 Plan, as amended and restated pursuant to this Proposal 4, is not determinable at this time, as such grants are subject to the discretion of the Compensation Committee and the Board. Information about the equity awards granted to non-employee directors can be found herein under the heading “Director Compensation.” The following table provides information with respect to the number of shares granted under the 2020 Plan for the fiscal year ended November 30, 2021 to our executive officers, directors who are not executive officers, and employees. Information about the number of shares granted to our Chief Executive Officer and other named executive officers can be found herein under the heading “Outstanding Equity Awards at Fiscal Year-End.”

Name and Position	Number of Shares Underlying Awards
Bryan Ganz – Chief Executive Officer	—
David North – Chief Financial Officer	—
Lisa Wager – Chief Legal Officer and Corporate Secretary	—
All executive officers as a group	—
All directors who are not executive officers, as a group	15,492
Employees as a group (excluding executive officers)	222,000
Totals	237,492

PROPOSAL 4: AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

Vote Required

The affirmative vote of a majority of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for the amendment and restatement of the 2020 Equity Incentive Plan.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT AND RESTATEMENT OF THE 2020 EQUITY INCENTIVE PLAN.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of November 30, 2021 concerning the number of shares of Common Stock issuable under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Restricted Stock Units, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants, And Rights	Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected In Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	2,180,903	$3.48	199,931
Equity compensation plans not approved by security holders	—	—	—
Total	2,180,903		199,931

(1)

The number of securities in column (a) for plans approved by security holders consists of 586,783 outstanding stock options (includes vested and unvested) and 1,594,120 unvested RSUs and PSUs, all governed by the 2020 Equity Incentive Plan.

PROPOSAL 5: RATIFICATION OF EXECUTIVE COMPENSATION

PROPOSAL 5: NON-BINDING RATIFICATION OF EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act, the Board of Directors is asking stockholders to approve an advisory (non-binding) resolution on the compensation of our named executive officers. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. The text of the resolution is as follows:

RESOLVED, that the stockholders of Byrna Technologies Inc. approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Company’s 2022 annual meeting of stockholders pursuant to Item 402 of Regulation S-K, including the Summary Compensation Table and related compensation tables and narrative discussion within the “Executive Compensation” section of the Company’s proxy statement.

We have designed our compensation and benefits program and philosophy to attract, retain and incentivize talented, qualified and committed executive officers that share our philosophy and desire to work toward our goals. We believe that our executive compensation program aligns individual compensation with the short-term and long-term performance of the Company.

The vote regarding the compensation of our named executive officers described in this Proposal 5, referred to as a “say-on-pay vote,” is advisory, and is, therefore, not binding on the Company or the Board of Directors. Although non-binding, the Board of Directors and the Compensation Committee value the opinions that stockholders express in their votes and will review the voting results and take them into consideration as they deem appropriate when making future decisions regarding our executive compensation program.

Vote Required

The affirmative vote of a majority of the votes cast by holders of shares of common stock present or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for the approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NON-BINDING APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 6: FREQUENCY ON ADVISORY VOTES ON EXECUTIVE COMPENSATION

PROPOSAL 6: NON-BINDING VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

In accordance with Section 14A of the Exchange Act, the Board of Directors is asking stockholders to vote on an advisory (non-binding) resolution regarding the frequency of future say-on-pay votes. Stockholders may indicate whether they would prefer an advisory vote on the compensation of our named executive officers once every one, two or three years. We are required to solicit stockholder votes on the frequency of future say-on-pay proposals at least once every six years, although we may seek stockholder input more frequently. The text of the resolution is as follows:

RESOLVED, that the stockholders of Byrna Technologies Inc. approve the submission by the Company of a non-binding, advisory say-on-pay resolution pursuant to Section 14A of the Exchange Act every:

•	one year;

•	two years; or

•	three years.

At the Annual Meeting, stockholders may cast a vote on the frequency of a say-on-pay vote by choosing the option of one year, two years, three years or abstaining from voting.

The Board of Directors believes that, of the three choices, submitting an advisory (non-binding) say-on-pay resolution to stockholders every year is the most appropriate choice. We believe that say-on-pay votes should be conducted every year so that stockholders may annually express their views on our executive compensation program, and accordingly, the Board of Directors recommends that this vote be held every year. It should be noted, however, that stockholders are not voting to approve or disapprove the Board of Directors’ recommendation on this matter. The Compensation Committee, which administers our executive compensation program, values the opinions expressed by stockholders in these votes and will continue to consider the outcome of these votes in making its decisions on executive compensation.

Vote Required

The affirmative vote of a majority of the votes cast by holders of shares of common stock present or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for the approval, on a non-binding advisory basis, of the frequency of future advisory votes on the compensation of our named executive officers. However, because stockholders have several voting choices with respect to the proposal on the frequency of future non-binding votes on executive compensation, it is possible that no single choice will receive a majority vote. In light of the foregoing, the Board of Directors will consider the outcome of the vote when determining the frequency of future non-binding votes on executive compensation.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE OF “1 YEAR” FOR THE NON-BINDING APPROVAL OF THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS.

HOUSEHOLDING; STOCKHOLDER PROPOSALS

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for the proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders, unless the affected stockholder has provided contrary instructions. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are Byrna stockholders may be “householding” our proxy materials. A single set of proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials, please notify your broker or us. Written requests should be directed to Corporate Secretary, Byrna Technologies Inc., 100 Burtt Road, Suite 115, Andover, MA 01810. Stockholders who currently receive multiple copies of the proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers.

STOCKHOLDER PROPOSALS

Any stockholder who desires to submit a proposal for inclusion in our proxy statement (our “2023 Proxy Statement”) for our 2023 annual meeting (the “2023 Annual Meeting”) in accordance with Rule 14a-8 must submit the proposal in writing to Corporate Secretary, Byrna Technologies Inc., 100 Burtt Road, Suite 115, Andover, MA 01810. We must receive a proposal by January 6, 2023 (120 days prior to the anniversary of the mailing date of this proxy statement, which is approximately May 6, 2022) in order to consider it for inclusion in our 2023 Proxy Statement.

Stockholder proposals that are not intended to be included in the proxy materials for our 2023 Annual Meeting, but that are to be presented by the stockholder are subject to the advance notice provisions in our Bylaws. According to our Bylaws, in order to be properly brought before the meeting, such a proposal must include the information set forth in our Bylaws. To be timely, a proposing stockholder’s notice for an annual meeting must be delivered to or mailed and received at our principal executive offices: (x) not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year’s annual meeting or not later than 60 days after the anniversary of the previous year’s annual meeting; and (y) with respect to any other annual meeting of stockholders, including in the event that no annual meeting was held in the previous year, not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of: (1) the 90th day prior to the annual meeting and (2) the close of business on the tenth day following the first date of Public Disclosure of the date of such meeting. In no event shall the Public Disclosure of an adjournment or postponement of an annual meeting commence a new notice time period (or extend any notice time period). “Public Disclosure” means a disclosure made in a press release reported by the Dow Jones News Services, The Associated Press, or a comparable national news service or in a document filed by the Company with the SEC pursuant to Section 13, 14, or 15(d) of the Exchange Act.

If the notice does not comply with the requirements set forth in our Bylaws, the chairman of the meeting may refuse to acknowledge the matter. If the chairman of the meeting decides to present a proposal despite its untimeliness, the people named in the proxies solicited by the Board of Directors for the 2023 Annual Meeting of Stockholders will have the right to exercise discretionary voting power with respect to such proposal.

OTHER MATTERS

OTHER MATTERS

Our Directors know of no other matters to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, including any adjournment or adjournments thereof, it is intended that proxies received in response to this solicitation will be voted on such matters in the discretion of the person or persons named in the accompanying proxy form.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE (WHICH WILL BE PROVIDED TO THOSE STOCKHOLDERS WHO REQUEST PAPER COPIES OF THESE MATERIALS BY MAIL) BEFORE THE ANNUAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

THIS PROXY STATEMENT IS ACCOMPANIED BY THE COMPANY’S ANNUAL REPORT. THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT AND ANY EXHIBITS THERETO TO ANY STOCKHOLDER, UPON WRITTEN REQUEST TO BYRNA TECHNOLOGIES INC., 100 BURTT ROAD, SUITE 115, ANDOVER, MA 01810. A LIST OF STOCKHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE AVAILABLE FOR INSPECTION BY STOCKHOLDERS DURING REGULAR BUSINESS HOURS AT OUR OFFICES AND THE OFFICES OF OUR TRANSFER AGENT DURING THE TEN DAYS PRIOR TO THE ANNUAL MEETING AS WELL AS AT THE ANNUAL MEETING.

ANNEX A

FORM OF CERTIFICATE OF AMENDMENT
TO THE CERTIFICATE OF INCORPORATION

Pursuant to Section 242 of the General Corporation Law of the State of Delaware

Byrna Technologies Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies as follows:

FIRST:   The name of the Corporation is Byrna Technologies Inc.

SECOND:   The date on which the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware is March 1, 2005, as amended by (i) a Certificate of Amendment to the Certificate of Incorporation filed with the Secretary of State of the State of Delaware on December 23, 2005 and effective as of that date, (ii) a Certificate of Amendment to the Certificate of Incorporation filed with the Secretary of State of the State of Delaware on March 20, 2013 and effective as of that date, (iii) a Certificate of Amendment to the Certificate of Incorporation filed with the Secretary of State of the State of Delaware on October 6, 2017 and effective as of that date, (iv) a Certificate of Amendment to the Certificate of Incorporation filed with the Secretary of State of the State of Delaware on March 21, 2019 and effective as of that date, (v) a Certificate of Amendment to the Certificate of Incorporation filed with the Secretary of State of the State of Delaware on February 26, 2020 and effective as of that date, and (vi) a Certificate of Amendment to the Certificate of Incorporation filed with the Secretary of State of the State of Delaware on April 28, 2021 and effective as of that date (as amended, the “Certificate”).

THIRD:   The Corporation hereby amends the Certificate as follows:

Paragraph 4.A of ARTICLE 4 of the Certificate is hereby deleted in its entirety and amended to read as follows:

“The authorized capital stock of the Corporation shall consist of 50,000,000 shares of common stock, $0.001 par value, and 5,000,000 shares of preferred stock, $0.001 par value.”

FOURTH:   This Certificate of Amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, Byrna Technologies Inc. has caused this Certificate of Amendment to be signed by its president and chief executive officer this __ day of June, 2022.

BYRNA TECHNOLOGIES INC.

By:_________________________

Name: Bryan Ganz
Title:    President and Chief Executive Officer

A-1

ANNEX B

BYRNA TECHNOLOGIES INC.

AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

(marked to show proposed amendments)

1.            Purpose. The purpose of the Byrna Technologies Inc. 2020 Equity Incentive Plan is to increase stockholder value and advance the interests of the Company and its Affiliates by furnishing economic incentives designed to attract, retain and motivate key personnel and to provide a means whereby directors, officers, managers, employees, consultants and advisors of the Company and its Affiliates by providing a means for them to acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may (but need not) be measured by reference to the value of Common Shares, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s stockholders.

In connection with the termination of the Company’s 2017 Stock Option Plan (the “Prior Plan”) and consistent with the Company’s prior administrative practice, each option certificate evidencing a stock option granted under the Prior Plan that remains outstanding as of the date of the termination of the Prior Plan (each such stock option, a “Prior Plan Option”) shall be cancelled and replaced with an Award Agreement evidencing an equivalent Award under the Plan with no change to any of the material provisions of the Prior Plan Option, including without limitation, the Date of Grant, the Exercise Price, and the expiration of such Prior Plan Option, and such Prior Plan Option shall be deemed to be granted under the Plan and shall become, and be, subject to the provisions of the Plan; provided, however, that to the extent that (i) the application of any provision of the Plan to a Participant’s Prior Plan Option which was intended to be a stock option other than an “incentive stock option” (within the meaning of Section 422 of the Code) would be considered a “modification, extension or substitution” (within the meaning of Section 409A of the Code and the applicable guidance thereunder) of the Prior Plan Option, or (ii) the application of any provision of the Plan to a Participant’s Prior Plan Option which was intended to be an incentive stock option would be considered a “modification, extension or renewal” (within the meaning of Section 424(h) of the Code and applicable guidance thereunder) of the Prior Plan Option, such provision of the Plan shall not apply to such Prior Plan Option and the provision of the Prior Plan, if any, shall apply.

2.            Definitions. The following definitions shall be applicable throughout this Plan:

(a)    “Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest as determined by the Committee in its discretion. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

(b)    “Applicable Law” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any securities exchange or inter-dealer quotation system on which the Common Shares are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan or in which the Common Shares are listed or quoted on a securities exchange or inter-dealer quotation system.

(c)    “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Stock Bonus Award granted under this Plan.

(d)    “Award Agreement” means a written agreement, contract, certificate or other instrument or document made and delivered in accordance with Section 14(a) evidencing the terms and conditions of an Award granted hereunder. Each Award Agreement shall be subject to the terms and conditions of the Plan.

(e)    “Board” means the Board of Directors of the Company.

(f)    “Cause” means, in the case of a particular Award, unless the applicable Award Agreement states otherwise, (i) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment or consulting agreement or similar document or policy between the Participant and the Company or an Affiliate in effect at the time of such termination, or (ii) in the absence of any such employment or consulting agreement, document or policy (or the absence of any definition of “Cause” contained therein), (A) a continuing material breach or material default (including, without limitation, any material dereliction of duty) by Participant of any agreement between the Participant and the Company or an Affiliate, except for any such breach or default which is caused by the physical disability of the Participant (as determined by a neutral physician), or a continuing failure by the Participant to follow the direction of a duly authorized representative of the Company or an Affiliate; (B) gross negligence, willful misfeasance or breach of fiduciary duty to the Company or an Affiliate by the Participant; (C) any material violation of the policies of the Company or an Affiliate, including, but not limited to, those relating to sexual harassment or the disclosure or misuse of confidential information, or those set forth in the manuals or statements of policy of the Company or an Affiliate; (D) the commission by the Participant of an act of fraud, embezzlement or any felony or other crime of dishonesty in connection with the Participant’s duties to the Company or Affiliate of the Company; (E) misappropriation by the Participant of any assets or business opportunities of the Company or an Affiliate; or (F) conviction of the Participant of a felony or any other crime that would materially and adversely affect: (I) the business reputation of the Company or Affiliate of the Company, or (II) the performance of the Participant’s duties to the Company or an Affiliate of the Company.

If, subsequent to the termination of a Participant’s employment or service with the Company or an Affiliate for any reason other than for Cause, it is discovered that the Participant’s employment or service could have been terminated for Cause, such Participant’s employment or service shall, at the discretion of the Committee, be deemed to have been terminated by the Company or an Affiliate for Cause for all purposes under the Plan, and the Participant shall be required to repay to the Company all amounts received by him or her in respect of any Award following such termination that would have been forfeited under the Plan had such termination been by for Cause. Any determination of whether Cause exists shall be made by the Committee in its sole discretion.

(g)    “Change in Control” shall, in the case of a particular Award, unless the applicable Award Agreement states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon:

(i)         A tender offer (or series of related offers) made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation or entity shall be owned in the aggregate by (A) the shareholders of the Company (as of the time immediately prior to the commencement of such offer), or (B) any employee benefit plan of the Company or its Subsidiaries, and their Affiliates;

(ii)         The merger or consolidation of the Company with another corporation or entity, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation or entity shall be owned in the aggregate by (A) the shareholders of the Company (as of the time immediately prior to such transaction); provided, that a merger or consolidation of the Company with another company which is controlled by persons owning more than 50% of the outstanding voting securities of the Company shall constitute a Change in Control unless the Committee, in its discretion, determines otherwise, or (B) any employee benefit plan of the Company or its Subsidiaries, and their Affiliates;

(iii)         The sale of substantially all of the Company’s assets to another entity that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by (A) the shareholders of the Company (as of the time immediately prior to such transaction), or (B) any employee benefit plan of the Company or its Subsidiaries, and their Affiliates;

(iv)         The acquisition by a Person (as defined below) of 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation or entity shall be owned in the aggregate by (A) the shareholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), or (B) any employee benefit plan of the Company or its Subsidiaries, and their Affiliates; or

(v)         The cessation of individuals who, as of the Effective Date, constitute the members of the Board (the “Current Board Members”), by reason of a financing, merger, combination, acquisition, takeover or other non-ordinary course transaction affecting the Company, to constitute at least a majority of the members of the Board unless such change is approved by the Current Board Members.

For purposes of this Section 2(g), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the Effective Date) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that “Person” shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company.

(h)    “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. References in this Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance of general applicability issued by any governmental authority under such section, and any amendments or successor provisions to such section, regulations or guidance.

(i)    “Committee” means a committee of at least two (2) individuals as the Board may appoint to administer this Plan or, if no such committee has been appointed by the Board, the Board. Unless altered by an action of the Board, the Committee shall be the Compensation Committee of the Board.

(j)    “Common Shares” means the common stock, par value $0.001 per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

(k)    “Company” means Byrna Technologies Inc., a Delaware corporation, and any successor thereto.

(l)    “Current Board Members” has the meaning set forth in Section 2(g).

(m)  “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

(n)   “Disability” shall have the meaning assigned to such term in any individual employment agreement or Award Agreement with the Participant or, if no such agreement exists or the agreement does not define “Disability,” Disability means a “permanent and total” disability incurred by a Participant while in the employ or service of the Company or an Affiliate. For this purpose, a permanent and total disability shall mean that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 7(c)(ii), the term “Disability” shall have the meaning ascribed to it under Section 22(e)(3) of the Code. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 7(c)(ii) within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates or, in the absence of Participant’s participation in such a long-term disability plan, the determination of whether a Participant has incurred a permanent and total disability shall be made by a physician designated by the Committee, whose determination shall be final and binding.

(o)    “Effective Date” means the date as of which this Plan is adopted by the Board, subject to Section 3.

(p)    “Eligible Director” means an individual who is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.

(q)    “Eligible Person” means any (i) individual employed by the Company or an Affiliate; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company or an Affiliate; or (iii) consultant or advisor to the Company or an Affiliate; provided, that if the Securities Act applies, such persons must be eligible to be offered securities registrable on Form S-8 under the Securities Act.

(r)    “Exchange Act” has the meaning set forth in Section 2(g), and any reference in this Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance of general applicability issued by any governmental authority under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(s)    “Exercise Price” has the meaning set forth in Section 7(b).

(t)    “Fair Market Value”, unless otherwise provided by the Committee in accordance with Applicable Law, means, on a given date, (i) if the Common Shares are listed on a national securities exchange, the closing sales price on the principal exchange of the Common Shares on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Common Shares are not listed on a national securities exchange, the mean between the bid and offered prices as quoted by any nationally recognized interdealer quotation system for such date or, in the absence of quoted bid and offered prices on such date, the mean between the bid and offered prices as quoted on the immediately preceding date on which such amounts were quoted. In the event that the Common Shares are not listed on a national securities exchange or quoted on a nationally recognized interdealer quotation system, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable and in compliance with Code Section 409A, if applicable, and such determination shall be conclusive and binding on all persons.

(u)    “Immediate Family Members” has the meaning set forth in Section 14(b).

(v)    “Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in this Plan.

(w)    “Indemnifiable Person” shall have the meaning set forth in Section 4(e).

(x)    “Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.

(y)    “Option” means an Award granted under Section 7.

(z)    “Option Period” has the meaning set forth in Section 7(c).

(aa)    “Participant” means an Eligible Person who has been selected by the Committee to participate in this Plan and to receive an Award pursuant to Section 6.

(bb)    “Permitted Transferee” has the meaning set forth in Section 14(b).

(cc)    “Person” has the meaning set forth in Section 2(g).

(dd)    “Plan” means this Byrna Technologies Inc. 2020 Equity Incentive Plan, as amended from time to time.

(ee)    “Restricted Period” means the period of time determined by the Committee during which an Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose, or is otherwise subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(ff)    “Restricted Stock” means Common Shares, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9.

(gg)    “Restricted Stock Unit” means an unfunded and unsecured promise to deliver Common Shares, cash, other securities or other property, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9.

(hh)    “Retirement” means the fulfillment of each of the following conditions: (i) the Participant is in good standing with the Company and/or an Affiliate of the Company as determined by the Committee; (ii) the voluntary termination by a Participant of such Participant’s employment or service with the Company and/or an Affiliate; and (iii) that at the time of such voluntary termination, the sum of: (A) the Participant’s age (calculated to the nearest month, with any resulting fraction of a year being calculated as the number of months in the year divided by 12), and (B) the Participant’s years of employment or service with the Company and/or an Affiliate (calculated to the nearest month, with any resulting fraction of a year being calculated as the number of months in the year divided by 12) is greater than or equal to 62; provided that, in any case, the foregoing shall only be applicable if, at the time of such Retirement, the Participant shall be at least 55 years of age and shall have been employed by or served with the Company for no less than five (5) years.

(ii)     “SAR Period” has the meaning set forth in Section 8(c).

(jj)    “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in this Plan to any section of the Securities Act shall be deemed to include any rules, regulations or other official interpretative guidance of general applicability issued by any governmental authority under such section, and any amendments or successor provisions to such section, rules, regulations or guidance.

(kk)    “Stock Appreciation Right” or “SAR” means the right pursuant to an Award granted under Section 8 to receive, upon exercise, an amount payable in cash or Common Shares equal to the number of Common Shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a Common Share on the date the Award is exercised, over (ii) the Strike Price specified in the Award Agreement and which meets all of the requirements of Section 1.409A-1(b)(5)(i)(B) of the Treasury Regulations.

(ll)       “Stock Bonus Award” means an Award granted under Section 10.

(mm)  “Strike Price” means, except as otherwise provided by the Committee in the case of Substitute Awards, (i) in the case of a SAR granted in tandem with an Option, the Exercise Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, the Fair Market Value of a Common Share on the Date of Grant.

(nn)    “Subsidiary” means, with respect to any specified Person:

(i)    any corporation, association or other business entity of which more than 50% of the total voting power of shares of voting securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(ii)    any partnership or limited liability company (or any comparable foreign entity) (a) the sole general partner or managing member (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (b) the only general partners or managing members (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

(oo)    “Substitute Award” has the meaning set forth in Section 5(f).

(pp)    “Treasury Regulations” means any regulations, whether proposed, temporary or final, promulgated by the U.S. Department of Treasury under the Code, and any successor provisions.

3.           Effective Date; Duration. The Plan shall be effective as of the Effective Date, but no Incentive Stock Options shall be exercised unless and until this Plan has been approved by the stockholders of the Company, which approval shall be within 12 months after the date this Plan is adopted by the Board. The Plan shall terminate automatically on 10th anniversary of the Effective Date, and no Award shall be granted pursuant to the Plan after such date; provided, however, that such termination shall not affect Awards then outstanding, and the terms and conditions of this Plan shall continue to apply to such Awards.

4.            Administration.

(a)    The Committee shall administer this Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under this Plan), each member of the Committee shall, at the time he takes any action with respect to an Award under this Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under this Plan. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by all of the members of the Committee without a meeting shall be deemed the acts of the Committee. Whether a quorum is present shall be determined based on the Committee’s charter as approved by the Board.

(b)    Subject to the provisions of this Plan and Applicable Law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by this Plan and its charter, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Common Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Shares, other securities, other Awards or other property and other amounts payable with respect to an Award shall be made; (vii) construe, interpret, administer, reconcile any inconsistency in, settle any controversy regarding, correct any defect in and/or complete any omission in this Plan and any instrument or agreement relating to, or Award granted under, this Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of this Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards, whether or not in connection with a Change in Control; (x) authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; and (xi) exercise discretion to make any other determination and to take any other action that the Committee deems necessary or desirable for the administration of this Plan. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

(c)    The Committee may, by resolution, expressly delegate to a special committee, consisting of one or more directors or other individuals who may, but need not, be officers of the Company, the authority, within specified parameters as to the number and types of Awards, to (i) designate officers and/or employees of the Company or any of its Affiliates to be recipients of Awards under this Plan, and (ii) to determine the number of such Awards to be received by any such Participants; provided, however, that (A) the resolution so authorizing such officer or officers shall specify the total number of Awards such officer or officers may so award and the time period during which such officer or officers may so award, and (B) such delegation of duties and responsibilities may not be made with respect to grants of Awards to persons subject to Section 16 of the Exchange Act. The acts of such delegates shall be treated as acts of the Committee, and such delegates shall report regularly to the Board and the Committee regarding the delegated duties and responsibilities and any Awards granted. The Committee may not authorize an officer to designate himself or herself as a recipient of any such rights or options.

(d)    Unless otherwise expressly provided in this Plan, all designations, determinations, interpretations, and other decisions under or with respect to this Plan or any Award or any documents evidencing Awards granted pursuant to this Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

(e)    No member of the Board, the Committee, delegate of the Committee or any employee, advisor or agent of the Company or the Board or the Committee (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to this Plan or any Award hereunder. Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from (and the Company shall pay or reimburse on demand for) any loss, cost, liability, or expense (including court costs and attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken under this Plan or any Award Agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person; provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which any such Indemnifiable Person may be entitled under the Company’s Certificate of Incorporation or Bylaws, under the Committee’s charter, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

(f)    Notwithstanding anything to the contrary contained in this Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer this Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under this Plan.

5.            Grant of Awards; Shares Subject to this Plan; Limitations.

(a)    The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and/or Stock Bonus Awards to one or more Eligible Persons.

(b)    Subject to adjustment in accordance with Section 11, no more than ~~25,000,000~~ 3,800,000 Common Shares, less the number of Common Shares underlying any unexercised awards under the Company’s 2013 Stock Option Plan and the Company’s 2017 Stock Option Plan as of the Effective Date, shall be available for the grant of Awards under the Plan, all or any portion of which may be issued pursuant to the exercise of Incentive Stock Options. Each Common Share subject to an Option or a Stock Appreciation Right will reduce the number of Common Shares available for issuance by one share, and each Common Share underlying an Award of Restricted Stock, Restricted Stock Units, Stock Bonus Awards and Performance Compensation Awards will reduce the number of Common Shares available for issuance by one share.

(c)    Common Shares underlying Awards under this Plan that are forfeited, cancelled, expire unexercised, or are settled in cash shall be available again for Awards under this Plan at the same ratio at which they were previously granted. Notwithstanding the foregoing, the following Common Shares shall not be available again for Awards under the Plan: (i) shares tendered or held back upon the exercise of an Option or settlement of an Award to cover the Exercise Price of an Award; (ii) shares that are used or withheld to satisfy tax withholding obligations of the Participant; and (iii) shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the SAR upon exercise thereof.

(d)    Awards that do not entitle the holder thereof to receive or purchase Common Shares shall not be counted against the aggregate number of Common Shares available for Awards under the Plan.

(e)    Common Shares delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or any combination of the foregoing.

(f)    Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the aggregate number of Common Shares available for Awards under the Plan; provided that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the aggregate number of Common Shares available for Incentive Stock Options under the Plan. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count against the aggregate number of Common Shares available for Awards under the Plan.

6.            Eligibility. Participation shall be limited to Eligible Persons who have entered into an Award Agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in this Plan.

7.            Options.

(a)    Generally. Each Option granted under this Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)), which agreements need not be identical. Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with this Plan as may be set forth in the applicable Award Agreement. All Options granted under this Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. Notwithstanding any designation of an Option, to the extent that the aggregate Fair Market Value of Common Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company or any Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless this Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code; provided that, any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under this Plan. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code.

(b)    Exercise Price. The price at which a Common Share may be purchased upon the exercise of an Option (the “Exercise Price”) shall not be less than 100% of the Fair Market Value of such share determined as of the Date of Grant; provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns (or is deemed to own pursuant to Section 424(d) of the Code) shares representing more than 10% of the total combined voting power of all classes of shares of the Company or any Affiliate, the Exercise Price per share shall not be less than 110% of the Fair Market Value per share on the Date of Grant; ; provided, further, that the Committee may, in accordance with Applicable Law (including the applicable provisions of Section 409A or 424 of the Code) designate an Exercise Price below Fair Market Value on the Date of Grant if the Option is granted in substitution for an option previously granted by an entity that is acquired by or merged with the Company or an Affiliate; provided, further, that notwithstanding any provision herein to the contrary, the Exercise Price shall not be less than the par value per Common Share.

(c)    Vesting and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and as set forth in the applicable Award Agreement, and shall expire after such period, not to exceed 10 years from the Date of Grant, as may be determined by the Committee (the “Option Period”); provided, however, that the Option Period shall not exceed five (5) years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns (or is deemed to own pursuant to Section 424(d) of the Code) shares representing more than 10% of the total combined voting power of all classes of shares of the Company or any Affiliate; provided, further, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option at any time and for any reason. Unless otherwise provided by the Committee in an Award Agreement:

(i)    an Option shall vest and become exercisable with respect to one-third of the Common Shares subject to such Option on each of the first three (3) anniversaries of the Date of Grant;

(ii)    upon termination of employment or service of the Participant granted such Option, the unvested portion of such Option shall expire, and the vested portion of such Option shall remain exercisable for:

(A)    one (1) year following termination of employment or service by reason of such Participant’s death or Disability (with the determination of Disability to be made by the Committee on a case by case basis), but in no event later than the expiration of the Option Period;

(B)    for directors, officers and employees of the Company only, for three (3) months following termination of employment or service by reason of such Participant’s Retirement, but in no event later than the expiration of the Option Period;

(C)    three (3) months following termination of employment or service for any reason other than such Participant’s death, Disability or Retirement, and other than such Participant’s termination of employment or service for Cause, but in no event later than the expiration of the Option Period; and

(iii)    both the unvested and the vested portion of an Option shall immediately expire upon the termination of the Participant’s employment or service by the Company for Cause.

Notwithstanding the foregoing provisions of this Section 7(c) and consistent with the requirements of Applicable Law, the Committee, in its sole discretion, may extend the post-termination of employment period during which a Participant may exercise vested Options.

(d)    Method of Exercise and Form of Payment. No Common Shares shall be delivered pursuant to the exercise of an Option until payment in full of the aggregate Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any applicable federal, state, local and/or foreign income and employment taxes required to be withheld. Options that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award Agreement accompanied by payment of the aggregate Exercise Price. The aggregate Exercise Price shall be payable (i) in cash, by certified or bank check, or cash equivalent; and (ii) by such other method as the Committee may permit in accordance with Applicable Law, in its sole discretion, including without limitation: (A) in other property having a fair market value (as determined by the Committee in its discretion) on the date of exercise equal to the aggregate Exercise Price; (B) if there is a public market for the Common Shares at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the Common Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate Exercise Price, (C) by a “net exercise” method whereby the Company withholds from the delivery of the Common Shares for which the Option was exercised that number of Common Shares having a Fair Market Value equal to the aggregate Exercise Price for the Common Shares for which the Option was exercised, (D) any combination of the foregoing, or (E) any other form of legal consideration that may be acceptable to the Committee. Any fractional Common Shares shall be settled in cash.

(e)    Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under this Plan shall notify the Company in writing immediately after the date he makes a “disqualifying disposition” (as defined below) of all or any portion of the Common Shares acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any “disposition” (within the meaning of Section 424 of the Code and including, without limitation, any sale) of such Common Shares before the later of (i) two (2) years after the Date of Grant of the Incentive Stock Option, or (ii) one (1) year after the date of exercise of the Incentive Stock Option. Such written notice shall advise the Company of the occurrence of the disqualifying disposition and the price realized upon the disposition of such Common Shares. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession of any Common Shares acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence.

(f)    Compliance with Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, if applicable, or any other Applicable Law.

8.            Stock Appreciation Rights.

(a)    Generally. Each SAR granted under this Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)), which agreements need not be identical. Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with this Plan as may be set forth in the applicable Award Agreement. Any Option granted under this Plan may include tandem SARs (i.e., SARs granted in conjunction with an Award of Options under this Plan). The Committee also may award SARs to Eligible Persons independent of any Option.

(b)    Strike Price. The Strike Price for each SAR granted in conjunction with the Award of an Option shall be the Exercise Price of the related Option, and the Strike Price of a SAR granted independent of an Option shall be the Fair Market Value of a Common Share determined as of the Date of Grant; provided, however, that the Committee may, in accordance with Applicable Law (including the applicable provisions of Section 409A of the Code) designate a Strike Price below Fair Market Value on the Date of Grant if the SAR is granted in substitution for an appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(c)    Vesting and Expiration. A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option, and a SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed 10 years from the Date of Grant, as may be determined by the Committee (each, the “SAR Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any SAR at any time and for any reason. Unless otherwise provided by the Committee in an Award Agreement:

(i)    a SAR shall vest and become exercisable with respect to one-third of the Common Shares subject to such SAR on each of the first three (3) anniversaries of the Date of Grant;

(ii)    upon termination of employment or service of the Participant granted the SAR, the unvested portion of a SAR shall expire, and the vested portion of such SAR shall remain exercisable for:

(A)    one (1) year following termination of employment or service by reason of such Participant’s death or Disability (with the determination of Disability to be made by the Committee on a case by case basis), but in no event later than the expiration of the SAR Period;

(B)    for directors, officers and employees of the Company only, for the remainder of the SAR Period following termination of employment or service by reason of such Participant’s Retirement;

(C)    three (3) months following termination of employment or service for any reason other than such Participant’s death, Disability or Retirement, and other than such Participant’s termination of employment or service for Cause, but in no event later than the expiration of the SAR Period; and

(iii)    both the unvested and the vested portion of a SAR shall expire immediately upon the termination of the Participant’s employment or service by the Company for Cause.

(d)    Method of Exercise. SARs that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the Date of Grant of the SARs to be exercised. Notwithstanding the foregoing, if on the last day of the SAR Period (i) the Fair Market Value exceeds the Strike Price, (ii) the Participant has not exercised the SAR or the corresponding Option (if applicable), and (iii) neither the SAR nor the corresponding Option (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day of the SAR Period and the Company shall make the appropriate payment therefor.

(e)    Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of Common Shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one Common Share on the exercise date over the Strike Price, less an amount equal to any applicable federal, state, local and non-U.S. income and employment taxes required to be withheld. The Company shall pay such amount in cash, in Common Shares valued at Fair Market Value, or any combination thereof, as determined by the Committee. Any fractional Common Share shall be settled in cash.

9.    Restricted Stock and Restricted Stock Units.

(a)    Generally. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)), which agreements need not be identical. Each such grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with this Plan as may be set forth in the applicable Award Agreement. Restricted Stock and Restricted Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, for example, limitations on the right to vote Restricted Stock ~~or the right to receive dividends on the Restricted Stock~~). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of Performance Goals or otherwise, as the Committee determines at the time of the grant of an Award or thereafter.

(b)    Restricted Stock Accounts; Escrow or Similar Arrangement. Unless otherwise determined by the Committee, upon the grant of Restricted Stock, a book entry in a restricted account shall be established in the Participant’s name at the Company’s transfer agent and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than held in such restricted account pending the release of the applicable restrictions, the Committee may also require the Participant to execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an Award Agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void ab initio. Subject to the restrictions set forth in this Section 9 and the applicable Award Agreement, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock ~~and the right to receive dividends, if applicable~~, provided that the Participant shall not have the right to receive dividends on any unvested shares of Restricted Stock. To the extent shares of Restricted Stock are forfeited, any share certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company.

(c)    Restricted Stock Units. The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No Common Shares shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. Except as otherwise provided in an Award Agreement, a Participant shall have none of the rights of a stockholder (including, without limitation, voting rights) with respect to Restricted Stock Units until such time as Common Shares are paid in settlement of such Awards. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement in a manner consistent with the applicable requirements of Section 409A of the Code. At the discretion of the Committee, each Restricted Stock Unit (representing one Common Share) may be credited with an amount equal to the cash and stock dividends paid by the Company in respect of one Common Share (“Dividend Equivalents”). Dividend Equivalents shall be withheld by the Company and credited to the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant’s account at a rate and subject to such terms as determined by the Committee in its discretion. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in Common Shares having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit and, if such Restricted Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

(d)    Vesting; Acceleration of Lapse of Restrictions. The Restricted Period with respect to Restricted Stock and Restricted Stock Units shall lapse pursuant to the terms and conditions set forth in the applicable Award Agreement. Unless otherwise provided by the Committee in an Award Agreement, the unvested portion of Restricted Stock and Restricted Stock Units shall terminate and be forfeited upon the termination of employment or service of the Participant granted the applicable Award.

(e)    Delivery of Restricted Stock and Settlement of Restricted Stock Units. (i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the share certificate evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, upon the release of restrictions on such shares of Restricted Stock and, if such shares of Restricted Stock are forfeited, the Participant shall have no right to such dividends (except as otherwise set forth by the Committee in the applicable Award Agreement).

(ii)    Unless otherwise provided by the Committee in an Award Agreement, upon the expiration of the Restricted Period with respect to the outstanding Restricted Stock Units held by any Participant and no later than March 15th of the calendar year following the calendar year in which such expiration occurs, the Company shall deliver a copy of irrevocable instructions to a stockbroker or other third party agent to (A) sell a sufficient number of Common Shares on behalf of such Participant, in order to fully satisfy the Company’s tax withholding obligations with respect to such Restricted Stock Units, and (B) hold the remainder of the Participant’s Common Shares with respect to such Restricted Stock Units in an individual account with such stockbroker or other third party agent on behalf of, and for the benefit of, such Participant.

(f)     Section 83(b) Election. Subject to compliance with Section 83 of the Code and applicable Treasury Regulations, a Participant may file an election under Section 83(b) of the Code with respect to grants of Restricted Stock; provided, however, that it shall be the sole responsibility of such Participant to complete and file such election in accordance with and in the manner provided by Section 83 of the Code and Treasury Regulation Section 1.83-2.

10.    Stock Bonus Awards. The Committee may issue unrestricted Common Shares, or other Awards denominated in Common Shares, under this Plan to Eligible Persons, either alone or in tandem with other Awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Stock Bonus Award granted under this Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)), which agreements need not be identical. Each Stock Bonus Award so granted shall be subject to such conditions not inconsistent with this Plan as may be set forth in the applicable Award Agreement.

11.    Adjustments Upon Changes in Capital Structure and Similar Events. In the event of changes in the outstanding Common Shares or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Date of Grant of any Award, Awards granted under the Plan and any Award Agreements, the Exercise Price of Options and the Strike Price of Stock Appreciation Rights, the maximum number of Common Shares subject to all Awards stated in Section 5 shall be equitably adjusted or substituted, as to the number, price or kind of a Common Share or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award and to prevent substantial dilution or enlargement of rights under such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Nonqualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Nonqualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall furnish each Participant written notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

12.    Effect of Change in Control. Notwithstanding Section 11, except as provided by the Committee in an Award Agreement or otherwise, in connection with (i) a merger, amalgamation, or consolidation involving the Company in which the Company is not the surviving corporation, (ii) a merger, amalgamation, or consolidation involving the Company in which the Company is the surviving corporation but the holders of Common Shares receive securities of another corporation or other property or cash, (iii) a Change in Control, or (iv) the reorganization, dissolution or liquidation of the Company (each, a “Corporate Event”), all Awards outstanding on the effective date of such Corporate Event shall be treated in the manner described in the definitive transaction agreement (or, in the event that the Corporate Event does not entail a definitive agreement to which the Company is a party, in the manner determined by the Committee in its sole discretion), which agreement may provide, without limitation, for one or more of the following:

(a)    The assumption or substitution of any or all Awards in connection with such Corporate Event, in which case the Awards shall be subject to the adjustment set forth in Section 11, and to the extent that such Awards vest subject to the achievement of performance objectives or criteria, such objectives or criteria shall be adjusted appropriately to reflect the Corporate Event;

(b)    The acceleration of vesting of any or all Awards, subject to the consummation of such Corporate Event;

(c)    The cancellation of any or all Awards (whether vested or unvested) as of the consummation of such Corporate Event, together with the payment to the Participants holding vested Awards (including any Awards that would vest upon the Corporate Event but for such cancellation) so canceled of an amount in respect of cancellation based upon the per-share consideration being paid for the Common Shares in connection with such Corporate Event, less, in the case of Options and SARs, the Exercise Price or Strike Price, as applicable, (such amounts to be paid on substantially the same schedule and subject to substantially the same terms and conditions as the consideration payable for the Common Shares in connection with the Corporate Event, unless otherwise determined by the Committee); provided, however, that Participants holding Options or SARs shall be entitled to consideration in respect of cancellation of such Awards only if the per-share consideration less the Exercise Price or Strike Price, as applicable, is greater than zero dollars ($0), and to the extent that the per-share consideration is less than or equal to the Exercise Price or Strike Price, as applicable, such Awards shall be canceled for no consideration;

(d)    The cancellation of any or all Options and SARs (whether vested or unvested) as of the consummation of such Corporate Event; provided, that all Options and SARs to be so cancelled pursuant to this subsection (d) shall first become exercisable for a period of at least 10 days prior to such Corporate Event, with any exercise during such period of any unvested Options or SARs to be (i) contingent upon and subject to the occurrence of the Corporate Event, and (ii) effectuated by such means as are approved by the Committee; and

(e)    The replacement of any or all Awards (other than Awards that are intended to qualify as “stock rights” that do not provide for a “deferral of compensation” within the meaning of Section 409A of the Code) with a cash incentive program that preserves the value of the Awards so replaced (determined as of the consummation of the Corporate Event), with subsequent payment of cash incentives subject to the same vesting conditions as applicable to the Awards so replaced and payment to be made within 30 days of the applicable vesting date (or such later date on which the applicable consideration is payable for the Common Shares in connection with the Corporate Event, unless otherwise determined by the Committee).

Payments to holders pursuant to Section 12(c) shall be made in cash or, in the sole discretion of the Committee, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or a combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of Common Shares covered by the Award at such time (less any Exercise Price or Strike Price, as applicable). In addition, in connection with any Corporate Event, prior to any payment or adjustment contemplated under this Section 12, the Committee may require a Participant to (x) represent and warrant as to the unencumbered title to his or her Awards, (y) bear such Participant’s pro-rata share of any post-closing indemnity obligations and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Common Shares, and (z) deliver customary transfer documentation as reasonably determined by the Committee.

The Committee need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. The Committee may take different actions with respect to the vested and unvested portions of an Award.

13.    Amendments and Termination.

(a)          Amendment and Termination of this Plan. The Board may amend, alter, suspend, discontinue, or terminate this Plan or any portion thereof at any time; provided, that (i) no amendment to the definition of Eligible Person in Section 2(q) shall be made without stockholder approval, and (ii) no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with Applicable Law; provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the prior written consent of the affected Participant, holder or beneficiary.

(b)         Amendment of Award Agreements. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively; provided, however, that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of the Participant with respect to such Award shall not to that extent be effective without the consent of the affected Participant; provided, further, that without stockholder approval, except as otherwise permitted under Section 11, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR, another Award or cash or take any action that would have the effect of treating such Award as a new Award for tax or accounting purposes, and (iii) the Committee may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Common Shares are listed or quoted.

14.    General.

(a)          Award Agreements. Each Award under this Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)) and shall specify the terms and conditions of the Award and any rules applicable thereto, including without limitation, the effect on such Award of the death, Disability or termination of employment or service of a Participant, or of such other events as may be determined by the Committee. Each Award Agreement shall be subject to the terms and conditions of the Plan. The Company’s failure to specify any term of any Award in any particular Award Agreement shall not invalidate such term, provided such terms was duly adopted by the Board or the Committee. Award Agreements authorized under the Plan may contain such other provisions not inconsistent with the Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.

(b)    Nontransferability; Trading Restrictions.

(i)    Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under Applicable Law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii)    Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, with or without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of this Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act (an “Immediate Family Member”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; (C) a partnership or limited liability company whose only partners or members are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award Agreement (each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant shall provide the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee shall notify the Participant in writing that such a transfer would comply with the requirements of this Plan.

(iii)    The terms of any Award transferred in accordance with Section 14(b)(ii) shall apply to the Permitted Transferee and any reference in this Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the Common Shares to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under this Plan or otherwise; and (D) the consequences of the termination of the Participant’s employment or service with the Company or an Affiliate under the terms of this Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in this Plan and the applicable Award Agreement.

(iv)    The Committee shall have the right, either on an Award-by-Award basis or as a matter of policy for all Awards or one or more classes of Awards, to condition the delivery of vested Common Shares received in connection with such Award on the Participant’s agreement to such restrictions as the Committee may determine.

(c)    Tax Withholding.

(i)    A Participant shall be required to pay to the Company or any Affiliate, or the Company or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, Common Shares, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Shares, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under this Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding taxes. In addition, the Committee, in its discretion, may make arrangements with a stockbroker or other third party agent for the Participant to facilitate the payment of applicable income and self-employment taxes.

(ii)    Without limiting the generality of Section 14(c)(i), the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding obligations by (A) tendering a cash payment, (B) the delivery of Common Shares (which are not subject to any pledge or other security interest) owned by the Participant having an aggregate Fair Market Value equal to the amount of such withholding obligations, or (C) authorizing the Company to withhold from the number of Common Shares otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of Common Shares with an aggregate Fair Market Value equal to the amount of such withholding obligation (but no more than the maximum individual statutory rate for the applicable tax jurisdiction).

(d)    No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under this Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither this Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under this Plan, unless otherwise expressly provided in this Plan or any Award Agreement. By accepting an Award under this Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under this Plan or any Award Agreement, notwithstanding any provision to the contrary in any written employment or other agreement between the Company or its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

(e)    International Participants. With respect to Participants who reside or work outside of the United States of America, the Committee may in its sole discretion amend the terms of this Plan or outstanding Awards (or establish a sub-plan) with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for such Participants, the Company or its Affiliates.

(f)    Designation and Change of Beneficiary. Unless otherwise provided by the Committee in an Award Agreement, each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under this Plan upon his or her death. A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation filed with the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

(g)    Termination of Employment/Service. Unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if a Participant’s employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity (or vice-versa), such change in status shall not be considered a termination of employment with the Company or an Affiliate for purposes of this Plan unless the Committee, in its discretion, determines otherwise.

(h)    No Rights as a Stockholder. Except as otherwise specifically provided in this Plan or any Award Agreement, no person shall be entitled to the privileges of ownership in respect of Common Shares that are subject to Awards hereunder until such shares have been issued or delivered to that person.

(i)    Government and Other Regulations.

(i)    The obligation of the Company to settle Awards in Common Shares or other consideration shall be subject to Applicable Law and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Common Shares pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or other Applicable Law or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the Common Shares to be offered or sold under this Plan. The Committee shall have the authority to provide that all certificates for Common Shares or other securities of the Company or any Affiliate delivered under this Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under this Plan, the applicable Award Agreement, the federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system upon which such shares or other securities are then listed or quoted and any other Applicable Law, and, without limiting the generality of Section 9, the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding any provision in this Plan to the contrary, the Committee reserves the right to add any terms or provisions to any Award granted under this Plan that it deems necessary or advisable in its sole discretion in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(ii)    The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of Common Shares from the public markets, the Company’s issuance of Common Shares to the Participant, the Participant’s acquisition of Common Shares from the Company and/or the Participant’s sale of Common Shares to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, unless doing so would violate Section 409A of the Code, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the Common Shares subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of Common Shares (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof. The Committee shall have the discretion to consider and take action to mitigate the tax consequence to the Participant in cancelling an Award in accordance with this clause.

(j)    Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under this Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(k)    Nonexclusivity of this Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or other equity-based awards otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

(l)    No Trust or Fund Created. Neither this Plan nor any Award granted hereunder shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of this Plan or any Award Agreement shall require the Company, for the purpose of satisfying any obligations under this Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under this Plan other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under Applicable Law.

(m)    Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and/or its Affiliates and/or any other information furnished in connection with this Plan by any agent of the Company or the Committee or the Board, other than himself.

(n)    Relationship to Other Benefits. No payment under this Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(o)    Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to the conflict of laws provisions.

(p)    Severability. If any provision of this Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify this Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to Applicable Law in the manner that most closely reflects the original intent of the Award or the Plan, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of this Plan and any such Award shall remain in full force and effect.

(q)    Obligations Binding on Successors. The obligations of the Company under this Plan shall be binding upon any successor corporation or organization resulting from the merger, amalgamation, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(r)    Expenses; Gender; Titles and Headings. The expenses of administering this Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in this Plan are for convenience of reference only, and in the event of any conflict, the text of this Plan, rather than such titles or headings shall control.

(s)    Other Agreements. Notwithstanding the above, the Committee may require, as a condition to the grant of and/or the receipt of Common Shares under an Award, that the Participant execute lock-up, stockholder or other agreements, as it may determine in its sole and absolute discretion.

(t)    Section 409A. The Plan and all Awards granted hereunder are intended to comply with, or otherwise be exempt from, the requirements of Section 409A of the Code. The Plan and all Awards granted under this Plan shall be administered, interpreted, and construed in a manner consistent with Section 409A of the Code to the extent necessary to avoid the imposition of additional taxes under Section 409A(a)(1)(B) of the Code. Notwithstanding anything in this Plan to the contrary, in no event shall the Committee exercise its discretion to accelerate the payment or settlement of an Award where such payment or settlement constitutes deferred compensation within the meaning of Section 409A of the Code unless, and solely to the extent that, such accelerated payment or settlement is permissible under Section 1.409A-3(j)(4) of the Treasury Regulations. If a Participant is a “specified employee” (within the meaning of Section 1.409A-1(i) of the Treasury Regulations) at any time during the 12-month period ending on the date of his termination of employment, and any Award hereunder subject to the requirements of Section 409A of the Code is to be satisfied on account of the Participant’s termination of employment, satisfaction of such Award shall be suspended until the date that is six (6) months after the date of such termination of employment. While the Awards granted hereunder are intended to be structured in a manner to avoid the imposition of any penalty taxes under Section 409A of the Code, in no event whatsoever shall the Company or any Affiliate be liable for any additional tax, interest, or penalties that may be imposed on a Participant as a result of Section 409A of the Code or any damages for failing to comply with Section 409A of the Code or any similar state or local laws (other than for withholding obligations or other obligations applicable to employers, if any, under Section 409A of the Code).

(u)    Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14(u), such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

(v)    Payments. Participants shall be required to pay, to the extent required by Applicable Law, any amounts required to receive Common Shares under any Award made under this Plan.

(w)    Minimum Vesting. No Award shall be granted with terms providing for any right of exercise or lapse of any vesting obligations earlier than a date that is at least one year following the date of grant. Notwithstanding the foregoing, the Committee may grant up to a maximum of five percent (5%) of the aggregate number of shares of Common Shares available for issuance under this Plan (subject to adjustment under Section 11), without regard for any limitations or other requirements for exercise or vesting as set forth in this Section 14(w), and the minimum vesting requirement does not apply to (A) any Substitute Awards, (B) Awards to directors that vest on the earlier of the one year anniversary of the date of grant or the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (C) the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, disability or a Change in Control, in the terms of the Award or otherwise.

(x)    Clawback. Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time. If there shall be no such clawback policy in effect, (1) awards under the Plan and any Common Shares issued pursuant to Awards under the Plan (and any gains thereon) shall be subject to recovery or “clawback” by the Company if and to the extent that the vesting of such Awards was determined or calculated based on materially inaccurate financial statements or any other material inaccurate performance metric criteria; and (2) if the Company or its subsidiaries terminate a Participant’s service relationship due to the Participant’s gross negligence or willful misconduct (whether or not such actions also constitute “cause” under an Award Agreement), which conduct, directly or indirectly, results in the Company preparing an accounting restatement, any Awards under the Plan, whether or not vested, as well as any Common Shares issued pursuant to Awards under this Plan (and any gains thereon) shall be subject to forfeiture, recovery and “clawback.”

As adopted by the Board of Directors of Byrna Technologies Inc. on October 23, 2020.

As approved by the shareholders of Byrna Technologies Inc. on November 19, 2020.

As amended by the Board of Directors of Byrna Technologies, Inc. on February 24, 2021.

Amendment and restatement approved by the Board of Directors of Byrna Technologies Inc. on April 26, 2022.

Amendment and restatement approved by the shareholders of Byrna Technologies Inc. on                    , 2022.

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BYRNA TECHNOLOGIES INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Bryan Ganz
02) Herbert Hughes
03) Chris Lavern Reed
04) Leonard Elmore
05) Emily Rooney

The Board of Directors recommends you vote FOR the following proposals:

The Board of Directors recommends you vote every 1 year on the following proposal:

	every 1 year	every 2 years	every 3 years	Abstain
6. Approval, by non-binding vote, of the preferred frequency of stockholder advisory votes on executive compensation.	☐	☐	☐	☐

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